UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2011

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	32

Financial Statements	64

Financial Highlights	72

Notes to Financial Statements	82

Report of Independent Registered Public Accounting Firm	108

Other Information	109

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds

Market Review

Low interest rates and strengthening economic data led to continued demand for riskier fixed income assets during the 12 months ended March 31, 2011 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period. Interest rates on U.S. government securities declined sharply during the summer of 2010 and then reversed that decline, ending the Reporting Period relatively unchanged versus one year prior.

Spread sectors began the Reporting Period under pressure, as the second quarter of 2010 was marked by a significant escalation in market concerns about the solvency of Greece and other peripheral European countries. By May 2010, solvency concerns had grown into a crisis that led to a bailout of Greece by the European Union and International Monetary Fund. With the European sovereign debt crisis weighing on investors’ risk appetite, demand for U.S. government bonds increased on safe-haven demand, while demand for fixed income spread sectors fell. As a result, U.S. government bond yields declined sharply and spread sectors underperformed.

As the European debt crisis continued, confidence in the U.S. economic recovery began to falter during the second and third quarters of 2010. Virtually every aspect of the economy lost momentum during these months, including manufacturing, consumer spending and new hiring. While yields on U.S. government bonds continued to decline during the third calendar quarter, spread sectors began to rebound after the brief underperformance in the second calendar quarter. Most spread sectors outperformed U.S. Treasuries during the third calendar quarter, led by the high yield corporate bond sector.

In response to the weaker tone in economic data, Federal Reserve Board (Fed) Chairman Ben Bernanke strongly hinted in an August 2010 speech that the Fed would resume asset purchases in an effort to support the economic recovery through what is known as quantitative easing. By the time the Fed began to implement its second round of quantitative easing in November 2010, economic data had already begun to improve. In particular, survey data suggested manufacturing activity was expanding rapidly after the summer slowdown. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose nearly a full percentage point during the fourth calendar quarter of 2010, from approximately 2.5% at the end of September to about 3.4% at the end of December. Spread sectors continued to outperform U.S. Treasuries during the fourth calendar quarter, again led by high yield corporate bonds.

As the turn of the calendar year approached, economic prospects appeared to be improving further. The Fed continued its quantitative easing program, and Congress and the Obama administration agreed on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. In the fixed income market, the reaction was a further increase in long-term U.S. Treasury yields and continued outperformance in the spread sectors. With the Fed holding short-term interest rates near zero and long-term U.S. Treasury yields continuing to move sharply higher, the difference between short-term and long-term bond yields dramatically increased. The increase in the difference between short-term and long-term yields, known as a steepening of the yield curve, reached its peak shortly after the turn of the calendar year — at the steepest levels in modern history.

MARKET REVIEW

With the exception of the housing sector, economic data remained relatively strong through the first quarter of 2011. However, risks to the economy began to grow again, as political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North Africa (MENA) region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by the Tohoku earthquake and tsunami, followed by the disaster at the Fukushima Daiichi nuclear plant.

As the risks to economic growth mounted, U.S. government bond yields began declining again. Between mid-February and mid-March, the 10-year U.S. Treasury yield fell from about 3.75% to below 3.20%. However, the decline in yields was relatively brief. By the end of the Reporting Period, the 10-year U.S. Treasury yield was close to 3.50%, above the 2010 year-end level of 3.29%, though still below the approximately 3.83% level seen at the start of the Reporting Period. Meanwhile, spread sectors were relatively resilient throughout the first quarter of 2011, with all major spread sectors outperforming U.S. Treasuries despite the risks that arose.

Looking Ahead

We are optimistic about U.S. economic growth potential in 2011 and 2012. However, given the downside risks that arose since the turn of the calendar year, we have trimmed our 2011 U.S. Gross Domestic Product (GDP) forecast to 3.2% from 3.5% at the end of 2010, putting us in line with consensus estimates. We also reduced our 2012 GDP forecast from 3.5% to 3.0%, putting us slightly below the consensus. We estimate headline inflation of 1.7% in 2011 and 2.0% in 2012, which is in line with the consensus.

At the end of the Reporting Period, the core drivers of U.S. economic growth — consumer spending and business investment — were improving, and we believe this is likely to continue. Consumer spending was benefiting from a rise in real disposable income, which increased nearly 3% year-over-year in January 2011. The rise in disposable income, driven in part by payroll tax cuts passed in late 2010, was allowing consumers to continue to build their savings while maintaining spending growth of approximately 2% year over year. Meanwhile, business investment was still underpinned by strong corporate profits, which were being recycled into spending on machinery and equipment.

The combination of higher disposable income and strong business investment provides, in our view, significant support for other areas of the economy. For example, manufacturing activity was expanding rapidly at the end of the Reporting Period, with the U.S. Institute for Supply Management (ISM) manufacturing index reaching a multi-year high in February 2011.

The job market, a key weak spot in the economic recovery to date, was also showing signs of life at the end of the Reporting Period. Both jobless claims and the unemployment rate were clearly trending lower, and surveys regarding firms’ hiring intentions suggested further job gains to come. Demand for consumer and business credit, another weak spot in the recovery, also appeared to be growing again based on the Fed’s survey of senior loan officers. The housing market remained an area of weakness, as home prices continued to fall, but we expect demand to pick up in the months ahead, as the weather improves.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

MARKET REVIEW

Should economic growth improve, we believe the Fed is likely to come under more pressure in 2011 to raise short-term interest rates. In particular, core inflation (which excludes food and energy prices) appeared, at the end of the Reporting Period, to have bottomed. With more people renting rather than buying a home, the rental price component of core inflation seems likely, we believe, to turn higher. However, we expect inflation to remain relatively low even into 2012 given the amount of slack that is still in the economy. With inflation likely to remain low and growth still facing multiple challenges, we think the Fed will stay on hold throughout 2011.

While we think domestic sources of strength can support continued economic growth in the U.S., the risk to this view is that the situations in the MENA region, Europe and Japan may deteriorate further. In particular, further unrest in the Middle East could derail the U.S. expansion through an oil supply shock. At the end of the Reporting Period, that had not happened yet, and a supply shock is not our expectation, but the risk had clearly increased. The situation in Japan was, as of this writing, still developing, and the ultimate impact of events there on the global economy is unknown. We think the key risk for the U.S. is a break in the global supply chain that causes manufacturing or other business activity to slow due to a lack of components produced in Japan. In Europe, the continuing sovereign debt crisis still represented, at the end of the Reporting Period, a potential threat to business and consumer confidence globally.

From an investment perspective, we believe the most likely outlook for sustainable U.S. economic growth continues to favor risk assets over U.S. Treasuries over the longer term. We believe that the improvement in U.S. economic fundamentals, coupled with a continuation of low interest rates, should provide a favorable backdrop for risk assets. We continue to see particular opportunity in corporate credit based on the strength of corporate balance sheets and the likelihood of continued strong profits as the U.S. economic expansion persists. In the near term, we intend to take a more cautious stance due to the high degree of uncertainty surrounding the outlook for oil prices, Japan’s economy and European bond markets.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional and Administration Shares generated average annual total returns, without sales charges, of 0.29%, –0.56%, 0.63% and 0.38%, respectively. These returns compare to the 0.55% average annual total return of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.37% and 0.73%, respectively, over the same time period.

The Fund’s Class IR Shares were launched on July 30, 2010. During the period from inception through March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 0.53%. This return compares to the 0.29% cumulative total return of the Enhanced Income Composite during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the corporate bond and government/agency sectors contributed positively.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning added to the Fund’s results during the Reporting Period, with the most positive contribution coming from an overweighted exposure to corporate credit. Corporate bonds overall performed well, strengthened by rather steadily tightening spreads during the second half of the Reporting Period. Spreads are the differential in yields between a particular sector’s securities and U.S. Treasuries.

Effective individual selection of government and agency issued debentures also added value to the Fund’s performance during the Reporting Period, with holdings of inflation-linked Treasury bonds contributing most positively given the increase in break-even inflation late in 2010. Break-even inflation refers to the difference between the nominal yield on a conventional bond and the real yield on an inflation-indexed bond of the same maturity. Selection of corporate bonds also contributed positively to Fund results, with holdings of short-dated financial and industrial corporate bonds particularly helpful.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During May, June and July, we held a shorter duration than the benchmark index, as we believed contagion

PORTFOLIO RESULTS

risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns. However, such positioning hurt performance as bonds strengthened during these months, with U.S. Treasury yields dropping rather steadily and significantly. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. We subsequently shifted to a longer duration than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. However, this positioning held in November and December also detracted from the Fund’s results, as U.S. Treasury yields actually increased during these months. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds) of the Fund. The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a longer duration position than the benchmark index. During the summer months of 2010, the Fund held a shorter duration position than the benchmark index in anticipation of higher market yields. Fund duration was lengthened to a longer position than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. At the end of the Reporting Period, the Fund held a modestly shorter duration relative to the benchmark index.

Also, as previously noted, the Fund had an overweighted exposure to corporate credit, which contributed positively to its results during the Reporting Period, as did security selection within the sector. The Fund’s allocation to corporate obligations increased during the Reporting Period due in part to active management decisions and in part to the strong performance of the Fund’s holdings within the sector.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures and government-guaranteed corporate bonds, as well as asset-backed securities and investment-grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

				Goldman Sachs	30-Day	30-Day
	Fund Total	Six-Month	One-Year	Enhanced	Standardized	Standardized
April 1, 2010–	Return	U.S. Treasury	U.S. Treasury	Income Fund	Subsidized	Unsubsidized
March 31, 2011	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index[3]	Yield[4]	Yield[4]

Class A	0.29%	0.37%	0.73%	0.55%	0.74%	0.74%
Class B	-0.56	0.37	0.73	0.55	0.01	0.01
Institutional	0.63	0.37	0.73	0.55	1.09	1.09
Administration	0.38	0.37	0.73	0.55	0.84	0.84

July 30, 2010–
March 31, 2011

Class IR	0.53%	0.22%	0.36%	0.29%	0.99%	0.99%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.24%	2.42%	2.45%	2.82%	8/2/00
Class B	-5.53	N/A	N/A	0.53	6/20/07
Institutional	0.63	3.10	2.97	3.34	8/2/00
IR	N/A	N/A	N/A	0.53	7/30/10
Administration	0.38	2.93	2.73	3.11	8/2/00

[5]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional, Class IR and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.63%	0.68%
Class B	1.38	1.43
Institutional	0.29	0.34
Class IR	0.38	0.43
Administration	0.54	0.59

[6]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign currency. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, and the Six-Month T-Bill Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B and Administration Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	0.29%	2.74%	2.60%	2.97%
Including sales charges	–1.24%	2.42%	2.45%	2.82%

Class B (Commenced June 20, 2007)
Excluding sales charges	–0.56%	n/a	n/a	1.34%
Including sales charges	–5.53%	n/a	n/a	0.53%

Institutional (Commenced August 2, 2000)	0.63%	3.10%	2.97%	3.34%

Administration (Commenced August 2, 2000)	0.38%	2.93%	2.73%	3.11%

Class IR (Commenced July 30, 2010)	n/a	n/a	n/a	0.53%	*

*	Total returns for periods less than one year represent cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.63%, 2.86%, 2.86%, 3.92%, 3.40%, 3.89% and 3.31%, respectively. These returns compare to the 4.26% average annual total return of the Fund’s benchmark, the Barclays Capital Government/ Mortgage Index (the “Barclays Capital Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized and government/agency sectors also was a key factor contributing positively to the Fund’s performance.

The primary detractor from Fund performance was our duration and yield curve strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency mortgage-backed securities was particularly beneficial during the Reporting Period, as strong demand for higher yielding assets, hints of stabilization and even improvement in borrower credit trends, and slower declines in house prices nationally all lent support to this sector. Tactical positioning in agency mortgage-backed securities also benefited the Fund’s results.

Individual issue selection within the collateralized sector contributed positively. Our emphasis on agency mortgage-backed securities proved particularly helpful, especially during the latter part of 2010, as risk assets continued to rally amid strengthening U.S. economic data. Within the government/ agency sector, exposure to Treasury inflation protected securities (TIPS) boosted results most. During the second quarter of 2010, the Fund’s exposure to specific longer-dated TIPS contributed to the Fund’s results most. During the third quarter of 2010, the Fund’s overweighted exposure to specific TIPS in the short-dated maturity portion of the yield curve contributed most to performance. Overall, TIPS performed well during the Reporting Period, as inflationary pressures mounted.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning was the primary detractor from the Fund’s performance during the Reporting Period. The Fund’s shorter U.S. duration than the Barclays Capital Index from March through July hurt most, as U.S. Treasury yields fell sharply then amid mounting sovereign debt concerns and actions on regulatory reform. The Fund subsequently moved to a longer duration position compared to the Barclays Capital Index in August, driven by our views on the Fed’s anticipated second round of quantitative easing and its potential impact on interest rates. However, this duration positioning also detracted from the Fund’s relative

PORTFOLIO RESULTS

results as U.S. yields sharply rose during the fourth calendar quarter. We subsequently shortened the Fund’s duration.

During the first quarter of 2011, the Fund’s shorter duration bias relative to the Barclays Capital Index detracted, as global bond yields fell in early March on the back of heightened global economic growth concerns. The political upheaval across the Middle East and North Africa drove oil prices significantly higher and Japan’s devastating earthquake and tsunami raised concerns about a disruption in the global supply chain. While maintaining a shorter duration positioning than the Barclays Capital Index, we modestly extended the stance in mid-March as downside risk to global growth increased.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and to express an outright term structure view (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to agency securities, shifting from a significantly overweighted position to a more modestly overweighted allocation. We increased the Fund’s overweighted exposure to asset-backed securities. Also, as already discussed, we shifted the Fund’s duration positioning throughout the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	At the end of March 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in quasi-government securities, including government-guaranteed corporate bonds, as well as in asset-backed securities. The Fund had an underweighted exposure relative to the benchmark index in U.S. government securities and a rather neutral allocation compared to the Barclays Capital Index in residential mortgage-backed securities (RMBS). The Fund had a position in cash at the end of the Reporting Period. The Fund maintained a neutral duration relative to the Barclays Capital Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

April 1, 2010–	Fund Total Return	Barclays Capital	30-Day Standardized	30-Day Standardized
March 31, 2011	(based on NAV)[1]	Gov’t/Mortgage Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	3.63%	4.26%	1.16%	1.09%
Class B	2.86	4.26	0.47	0.39
Class C	2.86	4.26	0.47	0.39
Institutional	3.92	4.26	1.55	1.47
Service	3.40	4.26	1.05	0.97
Class IR	3.89	4.26	1.46	1.38
Class R	3.31	4.26	0.96	0.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Gov’t/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.25%	4.33%	4.39%	5.50%	2/10/93
Class B	-2.29	3.93	4.15	5.20	5/1/96
Class C	1.83	4.33	4.01	4.57	8/15/97
Institutional	3.92	5.47	5.18	5.74	8/15/97
Service	3.40	4.95	4.65	5.21	8/15/97
Class IR	3.89	N/A	N/A	4.69	11/30/07
Class R	3.31	N/A	N/A	4.21	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Class A Shares (with the maximum sales charge of 3.75%) at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Gov’t/MBS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	3.63%	5.12%	4.79%	5.72%
Including sales charges	–0.25%	4.33%	4.39%	5.50%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	2.86%	4.34%	4.15%	5.20%
Including contingent deferred sales charges	–2.29%	3.93%	4.15%	5.20%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.86%	4.33%	4.01%	4.57%
Including contingent deferred sales charges	1.83%	4.33%	4.01%	4.57%

Institutional (Commenced August 15, 1997)	3.92%	5.47%	5.18%	5.74%

Service (Commenced August 15, 1997)	3.40%	4.95%	4.65%	5.21%

Class IR (Commenced November 30, 2007)	3.89%	n/a	n/a	4.69%

Class R (Commenced November 30, 2007)	3.31%	n/a	n/a	4.21%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 7.53%, 6.72%, 7.88%, 7.80% and 7.36%, respectively. These returns compare to the 7.91% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index (“Barclays Capital Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration and yield curve strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS as well as an overweighted risk exposure to the sector most significantly affected Fund performance, contributing positively during the Reporting Period. Despite pockets of volatility, TIPS generally performed well during the Reporting Period, as inflationary pressures continued to build, especially as political upheaval across the Middle East and North Africa drove oil prices significantly higher. In addition, our yield curve positioning in the TIPS market contributed positively to Fund results, with the Fund’s overweighted exposure to the 15 to 20 year part of the yield curve helping most.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning was the primary detractor from the Fund’s performance during the Reporting Period. The Fund’s shorter U.S. duration bias relative to the Barclays Capital Index early in the Reporting Period hurt most, as U.S. Treasury yields fell sharply then amid mounting sovereign debt concerns and actions on regulatory reform. The Fund subsequently moved to a longer duration position compared to the Barclays Capital Index late in the third quarter of 2010, driven by our views on the Fed’s anticipated second round of quantitative easing and its potential impact on interest rates. However, this duration positioning also detracted from the Fund’s relative results as U.S. yields sharply rose during the fourth calendar quarter. We subsequently shortened the Fund’s duration.

During the first quarter of 2011, the Fund’s shorter duration bias relative to the Barclays Capital Index detracted, as global bond yields fell in early March on the back of heightened global economic growth concerns. The political upheaval across the Middle East and North Africa drove oil prices significantly higher and Japan’s devastating earthquake and tsunami raised concerns about a disruption in the global supply chain. While maintaining a shorter duration positioning than the Barclays Capital Index, we modestly extended the stance in mid-March as downside risk to global growth increased.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and to express an outright term structure view (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As already discussed, we tactically shifted the Fund’s duration positioning throughout the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	At the end of March 2011, the Fund had approximately 96.0% of its total net assets invested in TIPS, with the remainder in government-guaranteed corporate bonds, covered bonds and cash or cash equivalents. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund maintained just a slightly longer duration position than the benchmark index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund
as of March 31, 2011

PERFORMANCE REVIEW

			30-Day	30-Day
	Total Return	Barclays Capital	Standardized	Standardized
April 1, 2010-March 31, 2011	(based on NAV)[1]	U.S. TIPS Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	7.53%	7.91%	5.27%	5.19%
Class C	6.72	7.91	4.71	4.64
Institutional	7.88	7.91	5.82	5.74
Class IR	7.80	7.91	5.73	5.65
Class R	7.36	7.91	5.20	5.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	3.54%	5.07%	8/31/07
Class C	5.66	5.51	8/31/07
Institutional	7.88	6.66	8/31/07
Class IR	7.80	5.12	11/30/07
Class R	7.36	4.65	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	0.91%
Class C	1.42	1.66
Institutional	0.33	0.57
Class IR	0.42	0.66
Class R	0.92	1.16

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase assessments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3 years at March 31, 2011 and March 31, 2010.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	7.53%	6.20%
Including sales charges	3.54%	5.07%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	6.72%	5.51%
Including contingent deferred sales charges	5.66%	5.51%

Institutional (Commenced August 31, 2007)	7.88%	6.66%

Class IR (Commenced November 30, 2007)	7.80%	5.12%

Class R (Commenced November 30, 2007)	7.36%	4.65%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.11%, 0.69%, 0.74%, 1.56%, 1.05% and 1.46%, respectively. These returns compare to the 1.54% average annual total return of the Fund’s benchmark, the Bank of America/Merrill Lynch Two-Year U.S. Treasury Note Index, during the same time period. To compare, the Barclays Capital U.S. Government Bond Index (1- 3 Year) returned 1.73% for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency sector contributed positively.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning added to the Fund’s results during the Reporting Period, with the most positive contribution coming from an overweighted exposure to agency mortgage-backed securities. Exposure to agency mortgage-backed securities proved especially helpful during the fourth calendar quarter, as the sector outperformed U.S. Treasury securities. This was most evident in October 2010 when the sector generated strong returns amid an environment of benign prepayments and stable to declining volatility.

Effective individual selection of government and agency issued debentures also added value to the Fund’s performance during the Reporting Period, with holdings of both short-dated nominal U.S. Treasury bonds and inflation-linked Treasury bonds contributing most positively. Inflation-linked Treasury bonds boosted results given the increase in breakeven inflation late in 2010. Break-even inflation refers to the difference between the nominal yield on a conventional bond and the real yield on an inflation-indexed bond of the same maturity.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return coming from a shorter duration position than the benchmark index during May, June and July of 2010. We held this shorter duration relative to the benchmark index, as we believed contagion risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns. However, such positioning hurt performance as bonds strengthened during these months, with U.S. Treasury yields dropping rather steadily and significantly. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. As mentioned earlier, duration is a measure

PORTFOLIO RESULTS

of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used Treasury futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds) of the Fund. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. During the summer months of 2010, the Fund held a shorter duration position than the benchmark index in anticipation of higher market yields. Fund duration was modestly lengthened to a neutral position relative to the benchmark index in the latter months of 2010. At the end of the Reporting Period, the Fund held a rather neutral duration relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures and government-guaranteed corporate bonds, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund
as of March 31, 2011

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2010–	Fund Total Return	Two-Year U.S.	Standardized	Standardized
March 31, 2011	(based on NAV)[1]	Treasury Note Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	1.11%	1.54%	0.54%	0.43%
Class B	0.69	1.54	-0.04	-0.15
Class C	0.74	1.54	0.16	0.04
Institutional	1.56	1.54	0.89	0.78
Service	1.05	1.54	0.39	0.28
Class IR	1.46	1.54	0.80	0.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.42%	4.41%	3.87%	4.49%	5/1/97
Class B	-1.32	4.15	3.52	4.25	5/1/97
Class C	0.08	4.02	3.29	3.74	8/15/97
Institutional	1.56	5.10	4.42	5.81	8/15/88
Service	1.05	4.58	3.90	4.61	4/10/96
Class IR	1.46	N/A	N/A	4.48	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase prior to September 30, 2010; 0.65% if redeemed within 12 months of purchase effective September 30, 2010). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.84%	0.88%
Class B	1.44	1.63
Class C	1.59	1.63
Institutional	0.50	0.54
Service	1.00	1.04
Class IR	0.59	0.63

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year T-Note Index, as well as the Barclays Capital U.S. Short (1-3) Gov’t Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.11%	4.74%	4.03%	4.60%
Including sales charges	–0.42%	4.41%	3.87%	4.49%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	0.69%	4.15%	3.52%	4.25%
Including contingent deferred sales charges	–1.32%	4.15%	3.52%	4.25%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.74%	4.02%	3.29%	3.74%
Including contingent deferred sales charges	0.08%	4.02%	3.29%	3.74%

Institutional (Commenced August 15, 1988)	1.56%	5.10%	4.42%	5.81%

Service (Commenced April 10, 1996)	1.05%	4.58%	3.90%	4.61%

Class IR (Commenced November 30, 2007)	1.46%	n/a	n/a	4.48%

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Ultra-Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.00%, 0.45%, -0.05% and 0.36%, respectively. These returns compare to the 0.55% average annual total return of the Fund’s benchmark, the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite Index”) during the same period. The Ultra-Short Duration Government Composite Index is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.37% and 0.73%, respectively over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized and government/agency sectors contributed positively.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning added to the Fund’s results during the Reporting Period, with the most positive contributions coming from overweighted exposures to both agency and non-agency mortgage-backed securities. Exposure to agency mortgage-backed securities proved especially helpful during the fourth calendar quarter, as the sector outperformed U.S. Treasury securities. This was most evident in October 2010 when the sector generated strong returns amid an environment of benign prepayments and stable to declining volatility.

Effective individual selection of government and agency issued debentures also added value to the Fund’s performance during the Reporting Period, with holdings of both short-dated nominal U.S. Treasury bonds and inflation-linked Treasury bonds contributing most positively. Inflation-linked Treasury bonds boosted results given the increase in breakeven inflation late in 2010. Break-even inflation refers to the difference between the nominal yield on a conventional bond and the real yield on an inflation-indexed bond of the same maturity. Selection of collateralized securities also contributed positively to Fund results, with holdings of adjustable-rate mortgages (ARMs) particularly helpful.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return coming from a shorter duration position than the benchmark index during May, June and July of 2010. We held this shorter duration than the benchmark index, as we believed contagion risk from the European bond markets, although contained, could lead to increased risk premia for all indebted sovereigns.

PORTFOLIO RESULTS

However, such positioning hurt performance as bonds strengthened during these months, with U.S. Treasury yields dropping rather steadily and significantly. Volatility in the equity market together with the rising concern about the health of the European banking sector led to reduced investor risk appetite and higher demand for U.S. Treasury securities as a safe haven. We subsequently shifted to a longer duration than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. However, this positioning held in November and December also detracted from the Fund’s results, as U.S. Treasury yields actually increased during these months. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds) of the Fund. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. During the summer months of 2010, the Fund held a shorter duration position than the benchmark index in anticipation of higher market yields. Fund duration was lengthened to a longer position than the benchmark index in the latter months of 2010 in anticipation of a decrease in market yields. At the end of the Reporting Period, the Fund held a modestly shorter duration relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures and government-guaranteed corporate bonds, as well as agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Ultra-Short Duration Government Fund
as of March 31, 2011

PERFORMANCE REVIEW

				Ultra Short	30-Day	30-Day
	Fund Total	Six-Month	One-Year	Duration Gov’t	Standardized	Standardized
April 1, 2010-	Return	U.S. Treasury	U.S. Treasury	Composite	Subsidized	Unsubsidized
March 31, 2011	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Index[3]	Yield[4]	Yield[4]

Class A	0.00%	0.37%	0.73%	0.55%	0.42%	0.20%
Institutional	0.45	0.37	0.73	0.55	0.76	0.54
Service	-0.05	0.37	0.73	0.55	0.27	0.04
Class IR	0.36	0.37	0.73	0.55	0.67	0.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Goldman Sachs Ultra-Short Duration Gov’t Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.45%	1.78%	2.23%	3.48%	5/15/95
Institutional	0.45	2.45	2.76	4.11	7/17/91
Service	-0.05	1.93	2.28	3.10	3/27/97
Class IR	0.36	N/A	N/A	1.08	11/30/07

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.87%
Institutional	0.49	0.53
Service	0.99	1.03
Class IR	0.58	0.62

[6]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, Six-Month T-Bill Index, and the Barclays Capital U.S. (1-2 Year) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Ultra-Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	0.00%	2.09%	2.38%	3.58%
Including sales charges	–1.45%	1.78%	2.23%	3.48%

Institutional (Commenced July 17, 1991)	0.45%	2.45%	2.76%	4.11%

Service (Commenced March 27, 1997)	–0.05%	1.93%	2.28%	3.10%

Class IR (Commenced November 30, 2007)	0.36%	n/a	n/a	1.08%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 51.6%
Banks – 24.4%
ANZ National (International) Ltd.(a)
$3,675,000		6.200%		07/19/13	$4,009,429
Australia & New Zealand Banking Group Ltd.(a)(b)
4,100,000		1.042		01/10/14	4,115,646
Bank of America Corp.
625,000		4.500		04/01/15	647,527
Bank of Montreal(a)
6,600,000		2.625		01/25/16	6,568,551
Bank of Nova Scotia(a)
10,100,000		1.450		07/26/13	10,123,967
Bank of Scotland PLC(a)
14,000,000		5.000		11/21/11	14,319,004
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
3,600,000		2.600		01/22/13	3,659,951
Barclays Bank PLC
3,225,000		5.450		09/12/12	3,414,156
BB&T Corp.
2,725,000		3.850		07/27/12	2,817,823
BPCE SA(a)(b)
1,875,000		2.061		02/07/14	1,888,991
Caisse centrale Desjardins du Quebec(a)
2,400,000		2.550		03/24/16	2,364,026
Canadian Imperial Bank of Commerce(a)
10,500,000		2.000		02/04/13	10,685,125
1,600,000		2.600		07/02/15	1,608,874
5,200,000		2.750		01/27/16	5,206,646
Cie de Financement Foncier
9,600,000	(a)	1.625		07/23/12	9,620,870
300,000		1.625		07/23/12	300,927
1,400,000	(a)	2.125		04/22/13	1,411,775
Citigroup, Inc.
1,575,000		6.375		08/12/14	1,745,832
Commonwealth Bank of Australia(a)(b)
6,225,000		1.039		03/17/14	6,225,068
Credit Suisse New York
3,675,000		3.450		07/02/12	3,782,431
DnB NOR Boligkreditt(a)
6,000,000		2.900		03/29/16	5,963,880
4,500,000		2.100		10/14/16	4,355,280
Intesa Sanpaolo New York
11,700,000		2.375		12/21/12	11,775,933
JPMorgan Chase & Co.(b)
8,375,000		1.103		01/24/14	8,421,297
Keybank National Association
450,000		7.300		05/01/11	452,043
Lloyds TSB Bank PLC(a)
1,725,000		4.375		01/12/15	1,756,952
National Bank of Canada(a)
500,000		1.650		01/30/14	500,669
Nordea Bank AB(a)(b)
6,550,000		1.203		01/14/14	6,612,801
Nordea Bank Norge ASA(a)(b)
4,000,000		0.723		04/07/14	4,001,270
Rabobank Nederland(a)
5,900,000		2.650		08/17/12	6,032,178
4,675,000		4.200		05/13/14	4,949,624
Royal Bank of Scotland PLC(a)
2,975,000		4.875		08/25/14	3,089,014
Sovereign Bank
5,848,000		5.125		03/15/13	5,960,145
Sparebanken 1 Boligkreditt(a)
8,000,000		1.250		10/25/13	7,918,040
Stadshypotek AB(a)
2,800,000		1.450		09/30/13	2,793,535
Standard Chartered PLC(a)
3,625,000		3.850		04/27/15	3,709,702
Swedbank Hypotek AB(a)
1,600,000		0.759	(b)	03/28/14	1,599,540
2,800,000		2.950		03/28/16	2,774,916
UBS AG
5,200,000		2.250		08/12/13	5,242,606
Wachovia Corp.
5,127,000		5.500		05/01/13	5,524,760
Westpac Banking Corp.
9,225,000		2.250		11/19/12	9,367,092

					197,317,896

Brokerage(c) – 0.3%
Morgan Stanley & Co.
2,750,000		6.750		04/15/11	2,754,557

Electric(c) – 2.9%
Carolina Power & Light Co.
3,140,000		6.500		07/15/12	3,353,255
Commonwealth Edison Co.
3,625,000		1.625		01/15/14	3,591,965
Enel Finance International SA(a)
6,375,000		5.700		01/15/13	6,749,621
PacifiCorp
2,675,000		5.450		09/15/13	2,923,933
Public Service Co. of Colorado
2,325,000		7.875		10/01/12	2,555,264
Southern Co.
875,000		4.150		05/15/14	917,759
Wisconsin Electric Power Co.
2,875,000		6.000		04/01/14	3,189,427

					23,281,224

Energy – 3.5%
Apache Corp.(c)
2,975,000		6.000		09/15/13	3,285,641
BP Capital Markets PLC
2,675,000		3.125		10/01/15	2,680,472
EnCana Corp.(c)
1,525,000		6.300		11/01/11	1,573,998
625,000		4.750		10/15/13	667,762
Shell International Finance BV(c)
12,800,000		1.875		03/25/13	12,995,725
Statoil ASA(c)
650,000		3.875		04/15/14	687,490
3,470,000		5.125	(a)	04/30/14	3,806,337

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Total SA(c)
$2,425,000	1.625%	01/28/14	$2,422,512

			28,119,937

Food and Beverage – 1.5%
Cargill, Inc.(a)(c)
4,650,000	5.200	01/22/13	4,966,707
Diageo Finance BV
3,700,000	5.500	04/01/13	3,987,219
Kellogg Co.(c)
3,200,000	5.125	12/03/12	3,406,524

			12,360,450

Health Care Products(c) – 1.5%
St. Jude Medical, Inc.
5,825,000	2.200	09/15/13	5,906,908
Thermo Fisher Scientific, Inc.
5,900,000	2.150	12/28/12	6,004,125

			11,911,033

Health Care Services(c) – 0.6%
Covidien International Finance SA
1,625,000	1.875	06/15/13	1,639,448
2,525,000	2.800	06/15/15	2,532,321
McKesson Corp.
950,000	3.250	03/01/16	956,609

			5,128,378

Life Insurance – 4.4%
MassMutual Global Funding II(a)(b)
5,450,000	0.809	09/27/13	5,443,149
Metropolitan Life Global Funding I(a)
3,400,000	5.125	11/09/11	3,490,736
6,000,000	2.500	01/11/13	6,103,116
1,725,000	5.125	04/10/13	1,840,846
3,437,000	5.125	06/10/14	3,724,990
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,235,906
Prudential Financial, Inc.
3,625,000	5.800	06/15/12	3,812,975
1,625,000	2.750	01/14/13	1,652,178
Reinsurance Group of America, Inc.
2,375,000	6.750	12/15/11	2,460,821
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.553	10/06/13	3,717,555
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	2,011,961

			35,494,233

Media – Non Cable(c) – 1.5%
Reed Elsevier Capital, Inc.
3,425,000	4.625	06/15/12	3,544,236
4,050,000	7.750	01/15/14	4,617,702
Thomson Reuters Corp.
3,209,000	5.950	07/15/13	3,521,908

			11,683,846

Noncaptive – Financial – 2.5%
American Express Credit Corp.
4,775,000	2.750	09/15/15	4,661,933
General Electric Capital Corp.(b)
8,650,000	1.144	01/07/14	8,720,592
HSBC Finance Corp.(b)
450,000	0.522	08/09/11	450,129
2,000,000	0.573	04/24/12	1,997,064
1,350,000	0.653	07/19/12	1,345,957
2,775,000	0.660	09/14/12	2,761,461

			19,937,136

Pipelines – 0.2%
TransCanada Pipelines Ltd.
1,200,000	8.625	05/15/12	1,301,042

Property/Casualty Insurance(c) – 0.4%
The Travelers Cos., Inc.
3,150,000	5.375	06/15/12	3,303,236

Real Estate Investment Trust(c) – 1.0%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,611,481
WEA Finance LLC(a)
2,941,000	5.400	10/01/12	3,111,716
WEA Finance LLC/WT Finance Australia Property Ltd.(a)
2,025,000	7.500	06/02/14	2,317,864

			8,041,061

Technology(c) – 1.2%
Dell, Inc.
1,425,000	3.375	06/15/12	1,465,554
Hewlett-Packard Co.
4,695,000	6.125	03/01/14	5,246,337
International Business Machines Corp.
2,545,000	6.500	10/15/13	2,857,865

			9,569,756

Tobacco – 1.1%
Philip Morris International, Inc.
4,775,000	4.875	05/16/13	5,121,821
3,300,000	6.875	03/17/14	3,784,697

			8,906,518

Wireless Telecommunications – 4.1%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,501,368
Cellco Partnership/Verizon Wireless Capital LLC(c)
4,500,000	3.750	05/20/11	4,518,999
2,025,000	5.250	02/01/12	2,099,036
New Cingular Wireless Services, Inc.(c)
12,550,000	8.125	05/01/12	13,511,840
Telefonica Emisiones SAU(b)(c)
2,150,000	0.641	02/04/13	2,129,678
Vodafone Group PLC(c)
4,325,000	5.350	02/27/12	4,507,917
4,450,000	5.000	12/16/13	4,813,161

			33,081,999

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Wirelines Telecommunications(c) – 0.5%
France Telecom SA
$1,325,000	4.375%	07/08/14	$1,421,378
Telefonica Emisiones SAU
2,850,000	5.984	06/20/11	2,881,048

			4,302,426

TOTAL CORPORATE OBLIGATIONS
(Cost $411,215,170)			$416,494,728

Agency Debentures(d) – 0.4%
FNMA
$3,000,000	3.000%	07/28/14	$3,022,236
(Cost $3,056,373)

Asset-Backed Securities – 8.4%
Autos – 2.1%
Bank of America Auto Trust Series 2009-2A, Class A3(a)
$4,962,381	2.130%	09/15/13	$5,002,454
Ford Credit Auto Owner Trust Series 2009-B, Class A3
10,478,386	2.790	08/15/13	10,593,515
Ford Credit Auto Owner Trust Series 2009-E, Class A2
1,325,423	0.800	03/15/12	1,325,522
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
93,890	5.350	03/15/13	94,018

			17,015,509

Home Equity(b) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	24,466
Centex Home Equity Series 2004-D, Class MV3
179,974	1.250	09/25/34	39,975
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
58,585	2.500	05/25/34	11,949

			76,390

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
70,356	4.350	05/15/14	68,106

Student Loan – 6.3%
Access Group, Inc. Series 2002-1, Class A2(b)
3,908,088	0.488	09/25/25	3,897,761
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(b)
1,071,957	0.418	09/25/23	1,063,363
College Loan Corp. Trust Series 2004-1, Class A3(b)
4,619,926	0.463	04/25/21	4,616,568
College Loan Corp. Trust Series 2005-1, Class A2(b)
7,000,000	0.403	07/25/24	6,969,203
College Loan Corp. Trust Series 2005-2, Class A2(b)
4,967,584	0.413	10/15/21	4,940,445
Collegiate Funding Services Education Loan Trust I Series 2003-A, Class A2(b)
1,080,473	0.609	09/28/20	1,080,473
Education Funding Capital Trust I Series 2004-1, Class A2(b)
1,773,878	0.470	12/15/22	1,755,738
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
2,427,422	1.153	07/25/23	2,429,209
GCO Slims Trust Series 2006-1A Class Note(a)
163,976	5.720	03/01/22	130,525
Nelnet Student Loan Corp. Series 2004-2A, Class A3(b)
905,184	0.412	11/25/15	904,556
Northstar Education Finance, Inc. Series 2004-1, Class A3(b)
2,997,500	0.474	04/28/17	2,994,709
Northstar Education Finance, Inc. Series 2005-1, Class A1(b)
620,611	0.404	10/28/26	614,931
SLM Student Loan Trust Series 2004-9, Class A4(b)
2,262,731	0.433	04/25/17	2,261,685
SLM Student Loan Trust Series 2007-1, Class A3(b)
6,500,000	0.333	07/25/18	6,485,053
SLM Student Loan Trust Series 2007-2, Class A2(b)
4,502,673	0.303	07/25/17	4,468,332
SLM Student Loan Trust Series 2008-6, Class A1(b)
1,350,540	0.703	10/27/14	1,351,374
Sun Trust Student Loan Trust Series 2006-1A, Class A2(a)(b)
3,789,713	0.404	07/28/20	3,749,104
US Education Loan Trust LLC Series 2006-1, Class A2(a)(b)
965,463	0.441	03/01/25	948,016

			50,661,045

TOTAL ASSET-BACKED SECURITIES
(Cost $67,949,014)			$67,821,050

Foreign Debt Obligations – 4.2%
Sovereign – 2.2%
Kommunalbanken AS
$11,900,000	5.125%	05/30/12	$12,521,085
Landeskreditbank Baden-Wuerttemberg Foerderbank(b)
5,600,000	0.573	11/04/11	5,593,838

			18,114,923

Supranational – 2.0%
European Investment Bank
10,000,000	2.625	05/16/11	10,026,370
6,250,000	0.610 (b)	03/05/12	6,270,125

			16,296,495

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $34,185,230)			$34,411,418

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Government Guarantee Obligations – 17.5%
Achmea Hypotheekbank NV(a)(b)(e)
$8,200,000	0.661%		11/03/14	$8,156,507
ANZ National (International) Ltd.(a)(e)
4,700,000	0.491	(b)	08/05/11	4,701,861
5,800,000	3.250		04/02/12	5,949,657
Bank of America Corp.(b)(f)
1,200,000	0.509		06/22/12	1,203,888
BRFkredit A/S(a)(b)(e)
10,800,000	0.553		04/15/13	10,797,656
Danske Bank AS(a)(e)
5,200,000	2.500		05/10/12	5,292,035
FIH Erhvervsbank AS(a)(e)
5,500,000	2.450		08/17/12	5,600,029
5,700,000	0.540	(b)	12/06/12	5,698,598
ING Bank NV(a)(e)
9,500,000	1.112	(b)	02/09/12	9,563,061
10,900,000	2.625		02/09/12	11,083,643
Landwirtschaftliche Rentenbank(e)
3,500,000	3.125		06/15/11	3,519,159
8,500,000	1.875		09/24/12	8,647,739
2,400,000	4.125		07/15/13	2,558,340
6,500,000	4.875		01/10/14	7,090,012
LeasePlan Corp. NV(a)(e)
1,800,000	3.000		05/07/12	1,844,527
Royal Bank of Scotland PLC(a)(e)
10,800,000	1.500		03/30/12	10,899,803
2,700,000	1.012	(b)	05/11/12	2,715,512
Suncorp-Metway Ltd.(a)(b)(e)
15,350,000	1.553		04/15/11	15,355,879
Swedbank AB(a)(e)
3,000,000	1.162	(b)	02/10/12	3,009,312
9,900,000	2.800		02/10/12	10,082,130
Westpac Banking Corp.(a)(e)
7,200,000	1.900		12/14/12	7,340,731

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $139,938,484)				$141,110,079

U.S. Treasury Obligations – 6.9%
United States Treasury Inflation Protected Securities
$42,931,458	2.375%		04/15/11	$43,065,833
United States Treasury Notes
100,000	1.250		03/15/14	99,969
1,300,000	2.125		02/29/16	1,296,009
11,300,000	2.250		03/31/16	11,312,769

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $55,682,732)				$55,774,580

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $712,027,003)				$718,634,091

Short-term Investments – 9.9%
Commercial Paper – 1.2%
Banco Santander SA
$9,750,000	0.580%		05/10/11	$9,750,000

Repurchase Agreement(g) – 8.7%
Joint Repurchase Agreement Account II
70,100,000	0.155		04/01/11	70,100,000
Maturity Value: $70,100,302

TOTAL SHORT-TERM INVESTMENTS
(Cost $79,850,000)				$79,850,000

TOTAL INVESTMENTS – 98.9%
(Cost $791,877,003)				$798,484,091

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%				9,037,479

NET ASSETS – 100.0%				$807,521,570

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $316,736,077, which represents approximately 39.2% of net assets as of March 31, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $139,906,191, which represents approximately 17.3% of net assets as of March 31, 2011.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $1,203,888, which represents approximately 0.2% of net assets as of March 31, 2011.

(g)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 62-63.

Investment Abbreviation:
FNMA	—	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	683	June 2011	$170,135,300	$56,563
Eurodollars	164	September 2011	40,811,400	71,331
Eurodollars	(267)	December 2011	(66,346,162)	(1,079,587)
Eurodollars	(291)	March 2012	(72,127,988)	(1,217,527)
Eurodollars	(98)	September 2012	(24,110,450)	(366,520)
Eurodollars	(122)	June 2012	(30,132,475)	(498,930)
Eurodollars	(98)	December 2012	(24,022,250)	(340,795)
2 Year U.S. Treasury Notes	43	June 2011	9,379,375	(2,087)
5 Year U.S. Treasury Notes	(831)	June 2011	(97,051,711)	(127,466)

TOTAL				$(3,505,018)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates received		March 31,		Payments
	Referenced	Amount	(paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain/(Loss)

Protection Sold:
JPMorgan Securities, Inc.	Johnson & Johnson 3.80%, 05/15/13	$6,000	1.000%	06/20/12	17	$63,619	$54,217	$9,402
	Pacific Gas and Electric Co. 4.80%, 03/01/14	4,850	1.000	06/20/13	57	47,662	(28,090)	75,752

TOTAL						$111,281	$26,127	$85,154

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 46.4%
Collateralized Mortgage Obligations – 5.0%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$75,428	2.827%	04/25/35	$67,785
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
25,159	2.903	08/25/33	24,334
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,307,445	2.905	02/25/37	1,183,828
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
714,653	2.928	02/25/37	724,918
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
31,894	3.321	08/25/33	28,989
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
131,399	2.461	03/25/33	115,813
First Horizon Asset Securities Series, Inc. 2004-AR6, Class 2A1
47,438	2.769	12/25/34	44,847
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
390,228	2.893	07/25/35	354,957
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,144,147	0.820	11/25/29	1,002,411
Sequoia Mortgage Trust Series 2004-09, Class A2
681,204	0.820	10/20/34	540,848
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
205,340	2.741	05/25/34	189,199
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
69,920	2.553	09/25/34	60,951
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
790,977	2.616	11/25/33	756,803
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
178,140	2.687	06/25/34	172,562

			5,268,245

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
$83,361	0.000%	07/25/33	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
104,896	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,481,314	0.000	06/25/34	25,823
FNMA REMIC Series 2004-62, Class DI(a)(c)
618,315	0.000	07/25/33	8,050
FNMA REMIC Series 2004-71, Class DI(a)(c)
1,271,813	0.000	04/25/34	17,204
FNMA STRIPS Series 151, Class 2
11,991	9.500	07/25/22	2,114
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
40,122	0.123	08/25/33	196
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
15,906	0.320	07/25/33	54

			53,441

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
44,544	25.664	10/16/31	63,099
GNMA Series 2001-51, Class SA
35,129	31.402	10/16/31	52,205
GNMA Series 2001-51, Class SB
44,083	25.664	10/16/31	65,715
GNMA Series 2002-13, Class SB
153,577	36.384	02/16/32	250,195

			431,214

Principal Only(d) – 0.0%
FNMA REMIC Series G-35, Class N
12,140	0.000	10/25/21	11,391

Regular Floater(a) – 2.4%
BCAP LLC Trust Series 2006-RR1, Class CF
30,043	0.890	11/25/36	29,747
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(e)
735,620	0.796	02/25/48	735,973
FHLMC REMIC Series 1760, Class ZB
349,844	3.000	05/15/24	376,715
NCUA Guaranteed Notes Series 2010-A1, Class A
2,028,530	0.608	12/07/20	2,031,504
NCUA Guaranteed Notes Series 2010-R2, Class 1A
2,794,410	0.610	11/06/17	2,795,283
NCUA Guaranteed Notes Series 2011-R1, Class 1A
2,652,121	0.690	01/08/20	2,655,437
NCUA Guaranteed Notes Series 2011-R2, Class 1A
4,745,000	0.659	02/06/20	4,745,000
NCUA Guaranteed Notes Series 2011-R3, Class 1A
3,600,000	0.672	03/11/20	3,600,000
NCUA Guaranteed Notes Series 2011-R4, Class 1A
4,000,000	0.626	03/06/20	4,000,000

			20,969,659

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2329, Class ZA
2,096,216	6.500	06/15/31	2,348,814
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,153,630
FNMA REMIC Series 2001-53, Class GH
244,646	8.000	09/25/16	268,648
GNMA Series 2002-42 Class KZ
5,494,721	6.000	06/16/32	6,110,970

			10,882,062

Sequential Fixed Rate – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class APT
3,460,812	2.650	10/29/20	3,352,661

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

NCUA Guaranteed Notes Series 2010-R1, Class 2A
$658,998	1.840%	10/07/20	$650,761

			4,003,422

Sequential Floating Rate(a) – 0.3%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
2,233,819	0.690	10/07/20	2,236,960

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$43,856,394

Commercial Mortgage-Backed Securities – 0.8%
Interest Only(a)(b)(e) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$13,124,137	1.193%	03/13/40	$2,979

Sequential Fixed Rate – 0.8%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
7,017,973	6.278	11/15/39	7,132,592

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$7,135,571

Federal Agencies – 40.6%
Adjustable Rate FHLMC(a) – 0.6%
$207,687	2.474%	11/01/32	$217,741
2,412,326	2.582	09/01/33	2,533,082
2,275,427	2.620	08/01/35	2,388,464

			5,139,287

Adjustable Rate FNMA(a) – 1.6%
210,929	2.356	11/01/32	219,783
437,424	2.285	12/01/32	455,185
2,596,912	1.926	05/01/33	2,666,805
63,342	2.570	06/01/33	66,417
2,034,270	2.591	10/01/33	2,124,734
2,580,235	2.446	02/01/35	2,704,902
1,927,170	2.657	09/01/35	2,005,425
2,089,070	5.232	06/01/37	2,217,025
2,000,000	1.000	05/01/41	2,004,661

			14,464,937

Adjustable Rate GNMA(a) – 0.7%
132,403	3.375	06/20/23	136,146
60,254	2.625	07/20/23	61,865
63,004	2.625	08/20/23	64,696
163,486	2.625	09/20/23	167,892
48,453	3.375	03/20/24	49,753
417,734	3.375	04/20/24	430,236
51,788	3.375	05/20/24	53,346
445,432	3.375	06/20/24	459,399
236,624	2.625	07/20/24	244,381
322,593	2.625	08/20/24	332,675
102,107	2.625	09/20/24	104,986
125,825	2.125	11/20/24	130,589
46,942	2.125	12/20/24	48,658
66,048	2.500	12/20/24	69,536
84,046	3.375	01/20/25	86,981
42,973	3.375	02/20/25	44,480
148,192	3.375	05/20/25	153,889
111,257	2.625	07/20/25	115,595
56,092	3.375	02/20/26	57,755
3,061	2.625	07/20/26	3,154
156,190	3.375	01/20/27	161,423
55,706	3.375	02/20/27	57,405
434,388	3.375	04/20/27	448,178
49,118	3.375	05/20/27	50,736
44,379	3.375	06/20/27	45,794
17,475	2.125	11/20/27	18,047
70,330	2.125	12/20/27	72,519
135,582	3.375	01/20/28	139,810
46,516	3.250	02/20/28	47,887
50,211	3.375	03/20/28	51,724
255,224	2.625	07/20/29	263,657
107,673	2.625	08/20/29	111,236
30,676	2.625	09/20/29	31,694
132,420	2.125	10/20/29	136,713
159,888	2.125	11/20/29	164,941
40,078	2.125	12/20/29	41,399
49,978	3.250	01/20/30	51,494
27,744	3.250	02/20/30	28,588
115,333	3.250	03/20/30	118,983
154,100	3.375	04/20/30	159,293
401,412	3.375	05/20/30	416,326
35,262	3.375	06/20/30	36,499
322,773	2.625	07/20/30	337,449
58,409	2.625	09/20/30	61,073
115,730	1.875	10/20/30	119,595
227,595	3.000	03/20/32	234,199

			6,222,674

FHLMC – 6.2%
203,911	6.500	12/01/13	221,944
4,426	6.500	02/01/14	4,586
1,462,130	7.500	11/01/14	1,596,397
2,453	7.000	02/01/15	2,631
58,207	8.000	07/01/15	63,944
9,616	7.000	01/01/16	10,436
27,596	7.000	09/01/17	31,108
13,230	7.000	10/01/17	14,890
168,428	5.500	05/01/18	181,598
1,334,093	5.500	06/01/18	1,441,623
50,785	4.500	09/01/18	53,635
16,816	10.000	10/01/18	17,952
308,947	5.000	06/01/19	328,908
54,212	10.000	07/01/20	58,364
71,915	10.000	10/01/20	84,727
144,574	6.500	07/01/21	159,818
10,911	6.500	08/01/22	12,061
131,712	9.000	10/01/22	156,321
803,810	4.500	10/01/23	844,574
523,620	6.500	07/01/28	566,957
5,124	8.000	07/01/30	5,774

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$30,951	7.500%	12/01/30		$34,872
132,979	7.000	04/01/31		150,352
1,173,105	6.000	05/01/33		1,288,863
1,017,590	6.000	10/01/34		1,115,241
2,501,129	4.500	10/01/35		2,562,569
153,347	5.000	12/01/35		160,721
581,358	5.500	01/01/36		622,075
1,306	5.500	02/01/36		1,398
16,629	6.000	06/01/36		18,152
149,054	5.500	02/01/38		159,156
839,132	5.500	10/01/38		895,019
10,807,833	6.000	11/01/38		11,872,152
427,293	5.500	12/01/38		455,752
100,966	5.500	02/01/39		107,691
4,056,071	4.500	09/01/39		4,142,505
2,526,139	5.500	01/01/40		2,694,382
6,000,000	4.500	TBA-30yr	(f)	6,096,094
15,000,000	5.000	TBA-30yr	(f)	15,658,593

				53,893,835

FNMA – 22.2%
24,308	7.000	03/01/14		26,032
44,105	7.000	03/01/15		47,990
13,934	8.000	01/01/16		15,431
66,301	6.000	11/01/16		72,396
213,711	8.000	11/01/16		236,701
356,884	5.000	08/01/17		376,908
122,994	4.500	05/01/18		129,726
272,638	4.500	06/01/18		287,551
57,169	4.500	07/01/18		60,302
82,198	4.500	08/01/18		86,716
711,019	5.000	09/01/18		757,497
3,863,559	5.000	10/01/18		4,116,009
4,400,000	4.506	06/01/19		4,571,357
219,114	6.500	08/01/19		241,614
1,405,753	6.000	09/01/19		1,536,841
22,776	9.500	08/01/20		22,888
1,000,000	3.416	10/01/20		953,328
2,800,000	3.540	10/01/20		2,655,868
23,032	9.500	10/01/20		23,413
1,400,000	3.375	11/01/20		1,329,562
700,000	3.631	12/01/20		676,313
5,288,500	3.763	12/01/20		5,172,960
1,725,789	6.000	12/01/20		1,886,721
55,584	6.000	05/01/21		60,872
14,101	6.000	07/01/21		15,442
530,500	6.000	09/01/21		580,970
48,703	6.000	09/01/22		53,330
1,366,676	5.500	02/01/23		1,479,571
862,499	6.000	02/01/23		944,436
2,107,631	5.500	08/01/23		2,281,732
522,926	6.000	11/01/28		575,222
18,862	6.500	11/01/28		21,339
1,291	5.500	04/01/29		1,394
48,072	7.000	11/01/30		54,932
172,972	7.000	07/01/31		195,885
649	6.000	03/01/32		714
14,815,818	5.500	04/01/33		15,934,528
22,739	6.000	05/01/33		25,021
19,221	5.000	07/01/33		20,233
3,746,568	5.500	07/01/33		4,015,056
197,929	5.000	08/01/33		208,359
3,201,936	4.500	09/01/33		3,302,370
19,634	5.000	09/01/33		20,679
22,044	5.500	09/01/33		23,694
19,861	5.000	11/01/33		20,918
13,112	5.000	12/01/33		13,810
16,363	6.000	12/01/33		17,984
12,229	5.000	01/01/34		12,880
29,794	5.500	02/01/34		32,025
4,738	5.500	04/01/34		5,090
23,514	5.500	05/01/34		25,260
1,044	5.500	06/01/34		1,122
37,297	5.500	08/01/34		40,066
2,166	5.500	10/01/34		2,326
284,475	5.500	12/01/34		305,510
13,406	5.000	03/01/35		14,098
27,701	5.000	04/01/35		29,133
39,139	5.500	04/01/35		42,027
1,075,111	6.000	04/01/35		1,182,996
17,987	5.000	05/01/35		18,906
209,953	5.000	07/01/35		220,709
34,582	5.500	07/01/35		37,129
673,672	5.000	08/01/35		708,475
3,987	5.500	08/01/35		4,280
2,189	6.000	08/01/35		2,392
170,778	5.000	09/01/35		179,605
38,306	5.500	09/01/35		41,126
54,976	5.000	10/01/35		57,817
434,425	6.000	10/01/35		474,744
67,173	5.000	11/01/35		70,644
331,892	6.000	11/01/35		362,724
18,754	5.500	12/01/35		20,138
826	5.500	02/01/36		886
269,311	6.000	03/01/36		293,885
372,197	6.000	04/01/36		406,857
31,002	5.000	07/01/36		32,604
328,235	6.000	11/01/36		357,966
274,909	6.000	01/01/37		299,811
3,963	5.500	02/01/37		4,257
97,195	5.500	04/01/37		104,440
7,093	5.500	05/01/37		7,620
3,045	5.500	06/01/37		3,272
479	5.500	08/01/37		514
1,203,394	7.500	11/01/37		1,374,000
1,449	5.500	12/01/37		1,556
3,260	5.500	02/01/38		3,502
52,674	5.500	03/01/38		56,587
128,640	5.500	04/01/38		138,232
38,919	5.500	05/01/38		41,830
10,444	5.500	06/01/38		11,218
13,369	5.500	07/01/38		14,361

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$12,843	5.500%	08/01/38		$13,796
9,038	5.500	09/01/38		9,710
4,244	5.500	12/01/38		4,560
45,843	5.500	02/01/39		49,305
193,170	4.000	03/01/39		190,588
41,263	4.500	05/01/39		42,148
31,872	4.500	07/01/39		32,615
638,431	4.500	08/01/39		653,057
119,821	5.500	08/01/39		128,278
510,198	4.500	09/01/39		522,096
390,739	4.500	10/01/39		399,851
184,799	4.500	11/01/39		188,762
2,713,972	4.500	12/01/39		2,774,040
47,897	4.000	02/01/40		47,257
248,910	4.000	03/01/40		245,264
1,000,000	3.000	TBA-15yr	(f)	974,062
9,000,000	3.500	TBA-30yr	(f)	8,475,469
8,000,000	4.000	TBA-15yr	(f)	8,220,000
23,000,000	4.000	TBA-30yr	(f)	22,626,250
14,000,000	4.500	TBA-15yr	(f)	14,671,563
24,000,000	4.500	TBA-30yr	(f)	24,425,626
3,000,000	5.000	TBA-15yr	(f)	3,186,797
26,000,000	5.000	TBA-30yr	(f)	27,202,500
15,000,000	5.500	TBA-30yr	(f)	16,042,968

				193,323,797

GNMA – 9.3%
193	9.000	08/15/16		218
790,356	3.950	07/15/25		786,542
205,857	7.000	12/15/27		237,410
21,251	6.500	08/15/28		24,149
350,598	6.000	01/15/29		389,107
275,460	7.000	10/15/29		317,755
3,605,364	5.500	12/15/32		3,929,839
7,530,896	5.000	05/15/33		8,045,107
4,949,796	5.000	06/15/33		5,287,768
16,195,791	5.000	07/15/33		17,301,642
1,905,434	5.000	09/15/33		2,035,537
3,102,824	5.000	03/15/34		3,311,846
1,873,454	5.500	06/15/34		2,040,903
14,206	5.000	05/15/39		15,167
91,225	4.500	06/15/39		94,532
86,591	5.000	07/15/39		92,287
92,729	4.500	10/15/39		96,091
992,023	3.500	01/15/41		947,629
35,000,000	4.500	TBA-30yr	(f)	36,112,891

				81,066,420

TOTAL FEDERAL AGENCIES				$354,110,950

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $396,294,362)				$405,102,915

Agency Debentures – 6.0%
FFCB
$9,000,000	4.750%	11/06/12		$9,579,978
FHLB
10,000,000	5.375 (g)	06/13/14		11,171,933
2,900,000	5.625	06/11/21		3,337,295
FHLMC
13,200,000	1.375	02/25/14		13,204,349
5,100,000	5.050	01/26/15		5,681,341
New Valley Generation III
3,342,856	4.929	01/15/21		3,633,451
Small Business Administration
178,671	6.700	12/01/16		193,180
113,983	7.150	03/01/17		124,796
93,664	7.500	04/01/17		101,998
49,824	7.300	05/01/17		54,367
41,723	6.800	08/01/17		45,677
149,880	6.300	05/01/18		163,270
87,401	6.300	06/01/18		95,327
Tennessee Valley Authority
700,000	4.625	09/15/60		650,249
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,589,208

TOTAL AGENCY DEBENTURES
(Cost $50,072,070)				$52,626,419

Asset-Backed Securities – 2.2%
Home Equity(a) – 0.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$86,784	2.496%	04/25/34		$78,039
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
490,230	0.610	10/25/34		445,429
Household Home Equity Loan Trust Series 2007-3, Class APT
2,498,910	1.454	11/20/36		2,264,308
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.600	08/25/34		18,326

				2,806,102

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
137,125	8.330	04/01/30		138,158

Student Loan(a) – 1.8%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
995,388	0.418	09/25/23		987,408
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
4,500,000	1.109	02/25/30		4,439,318
Education Funding Capital Trust I Series 2004-1, Class A2
1,419,102	0.470	12/15/22		1,404,591
Goal Capital Funding Trust Series 2010-1, Class A(e)
1,657,550	1.012	08/25/48		1,625,354
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,247,929	1.262	02/25/42		1,230,308

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

Missouri Higher Education Loan Authority Series 2010-1, Class A1
$3,077,544	1.162%	11/26/32	$3,084,886
Nelnet Student Loan Trust Series 2010-3A, Class A(e)
1,512,764	1.083	07/27/48	1,514,164
Northstar Education Finance, Inc. Series 2005-1, Class A1
531,952	0.404	10/28/26	527,084
US Education Loan Trust LLC Series 2006-1, Class A2(e)
923,486	0.441	03/01/25	906,798

			15,719,911

TOTAL ASSET-BACKED SECURITIES
(Cost $18,946,901)			$18,664,171

Government Guarantee Obligations(h) – 12.2%
Ally Financial, Inc.
$12,000,000	1.750%	10/30/12	$12,205,748
20,000,000	2.200	12/19/12	20,497,274
Citigroup Funding, Inc.
20,700,000	1.875	10/22/12	21,093,217
8,000,000	1.875	11/15/12	8,153,382
General Electric Capital Corp.
12,900,000	2.000	09/28/12	13,164,863
14,500,000	0.309 (a)	12/21/12	14,526,782
9,100,000	2.125	12/21/12	9,314,886
Private Export Funding Corp.
7,000,000	3.550	04/15/13	7,367,149

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $104,737,104)			$106,323,301

U.S. Treasury Obligations – 25.4%
United States Treasury Bonds
$900,000	5.000%	05/15/37	$977,967
2,400,000	4.250	05/15/39	2,301,768
4,100,000	4.375	11/15/39	4,011,030
11,900,000	4.375	05/15/40	11,632,964
5,500,000	4.250	11/15/40	5,259,100
1,900,000	4.750	02/15/41	1,974,803
United States Treasury Inflation Protected Securities
32,059,926	2.375	04/15/11	32,160,274
2,717,739	1.125	01/15/21	2,757,442
4,847,740	2.375	01/15/25	5,443,866
5,022,556	2.375	01/15/27	5,593,068
502,735	2.125	02/15/41	531,210
United States Treasury Notes
45,000,000	1.000	04/30/12	45,316,351
17,500,000	1.250	03/15/14	17,494,575
4,200,000	2.125	02/29/16	4,187,106
32,000,000	2.250	03/31/16	32,036,160
2,000,000	2.750	02/28/18	1,985,140
21,800,000	2.625	11/15/20	20,343,978
15,600,000	3.625	02/15/21	15,821,832
United States Treasury Principal-Only STRIPS(d)
7,100,000	0.000	08/15/20	5,096,238
6,600,000	0.000	05/15/21	4,540,866
3,000,000	0.000	11/15/21	2,003,700

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $220,679,162)			$221,469,438

Municipal Debt Obligation – 0.2%
New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,071,260
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $792,729,599)			$806,257,504

Short-term Investment(i) – 26.8%
Repurchase Agreement – 26.8%
Joint Repurchase Agreement Account II
$233,400,000	0.155%	04/01/11	$233,400,000
Maturity Value: $233,401,005
(Cost $233,400,000)

TOTAL INVESTMENTS – 119.2%
(Cost $1,026,129,599)			$1,039,657,504

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.2)%			(167,240,036)

NET ASSETS – 100.0%			$872,417,468

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,785,268, which represents approximately 0.5% of net assets as of March 31, 2011.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2011

sales contracts, if any) amounts to $183,692,813 which represents approximately 21.1% of net assets as of March 31, 2011.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(i)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 62-63.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Insurance
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA (Proceeds Receivable: $1,086,406)	6.000%	TBA - 30yr	04/13/11	$(1,000,000)	$(1,087,578)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(24)	June 2011	$(5,978,400)	$(17,454)
Eurodollars	(24)	September 2011	(5,972,400)	(20,154)
Eurodollars	(24)	December 2011	(5,963,700)	(23,354)
Eurodollars	(24)	March 2012	(5,948,700)	(19,654)
Ultra Long U.S. Treasury Bonds	149	June 2011	18,410,813	202,256
2 Year U.S. Treasury Notes	308	June 2011	67,182,500	17,232
5 Year U.S. Treasury Notes	943	June 2011	110,132,086	(525,732)
10 Year U.S. Treasury Notes	551	June 2011	65,586,219	(145,195)
30 Year U.S. Treasury Bonds	(248)	June 2011	(29,806,500)	(61,657)

TOTAL				$(593,712)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swaps contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$20,400	(a)	11/05/14	3 month LIBOR	1.626%	$427,344	$—	$427,344
	17,500	(a)	11/23/14	3 month LIBOR	2.116	219,275	—	219,275
	6,200	(a)	06/15/16	3 month LIBOR	1.750	246,624	252,444	(5,820)
	17,000	(a)	11/05/17	2.755%	3 month LIBOR	(728,748)	—	(728,748)
	15,600	(a)	11/23/19	3.587	3 month LIBOR	(444,499)	—	(444,499)
	4,700	(a)	11/05/22	3 month LIBOR	3.575	288,306	—	288,306
	5,600	(a)	11/23/27	3 month LIBOR	4.206	224,992	—	224,992

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$40,900	(a)	11/02/14	3 month LIBOR	1.645%	$837,284	$—	$837,284
	8,700	(a)	06/15/16	1.750%	3 month LIBOR	(346,069)	(340,120)	(5,949)
	21,700	(a)	06/15/16	3 month LIBOR	1.750	863,184	868,354	(5,170)
	34,200	(a)	11/02/17	2.750	3 month LIBOR	(1,463,456)	—	(1,463,456)
	3,600		10/20/20	2.560	3 month LIBOR	(240,590)	—	(240,590)
	5,200	(a)	06/15/21	3 month LIBOR	2.750	405,092	530,764	(125,672)
	9,400	(a)	11/02/22	3 month LIBOR	3.545	596,895	—	596,895
JPMorgan Securities, Inc.	2,600	(a)	06/15/16	3 month LIBOR	1.750	103,423	103,102	321
	4,500	(a)	06/15/16	1.750	3 month LIBOR	(179,001)	(205,773)	26,772
Morgan Stanley Capital Services, Inc.	14,600	(a)	06/15/16	3 month LIBOR	1.750	580,760	577,430	3,330

TOTAL						$1,390,816	$1,786,201	$(395,385)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$7,500	04/21/11	3.460%	$(32,119)	$(86,437)	$54,318
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	7,500	04/21/11	3.460	(115,013)	(86,438)	(28,575)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	7,500	04/28/11	3.620	(83,247)	(76,875)	(6,372)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	7,500	04/28/11	3.620	(69,015)	(76,875)	7,860

TOTAL		$30,000			$(299,394)	$(326,625)	$27,231

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	73,400	(1,593,105)
Contracts Bought to Close	(43,400)	1,266,480

Contracts Outstanding March 31, 2011	$30,000	$(326,625)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations(a) – 1.8%
Banks – 1.8%
Cie de Financement Foncier
$1,600,000	2.125%	04/22/13	$1,613,458
DnB NOR Boligkreditt
1,500,000	2.900	03/29/16	1,490,970
Swedbank Hypotek AB
700,000	2.950	03/28/16	693,729

TOTAL CORPORATE OBLIGATIONS
(Cost $3,814,028)			$3,798,157

Government Guarantee Obligations(a)(b) – 1.4%
ING Bank NV
$2,800,000	3.900%	03/19/14	$2,968,431
(Cost $2,981,489)

U.S. Treasury Obligations – 95.6%
United States Treasury Inflation Protected Securities
$27,157,095	3.375%	01/15/12	$28,476,658
3,745,548	1.250	04/15/14	4,009,497
7,943,284	2.000	07/15/14	8,731,417
7,112,280	0.500	04/15/15	7,390,086
221,878	2.000	01/15/16	245,279
17,226,898	2.500	07/15/16	19,563,382
15,614,108	2.375	01/15/17	17,621,926
7,649,280	2.625	07/15/17	8,782,368
12,684,460	1.875	07/15/19	13,919,165
14,846,908	1.125	01/15/21	15,063,806
14,718,438	2.375	01/15/25	16,528,364
6,989,157	2.000 (c)	01/15/26	7,459,835
29,371,034	2.375	01/15/27	32,707,290
8,848,970	3.625	04/15/28	11,408,269
1,473,431	3.875	04/15/29	1,971,863
1,833,732	2.125	02/15/40	1,942,326
5,680,906	2.125	02/15/41	6,002,678

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $199,756,428)			$201,824,209

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $206,551,945)			$208,590,797

Short-term Investment(d) – 3.3%
Repurchase Agreement – 3.3%
Joint Repurchase Agreement Account II
$6,900,000	0.155%	04/01/11	$6,900,000
Maturity Value: $6,900,030
(Cost $6,900,000)

TOTAL INVESTMENTS – 102.1%
(Cost $213,451,945)			$215,490,797

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%			(4,412,107)

NET ASSETS – 100.0%			$211,078,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,766,588, which represents approximately 3.2% of net assets as of March 31, 2011.

(b)	Guaranteed by a foreign government until maturity.

(c)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(d)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 62-63.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(15)	June 2011	$(3,736,500)	$(10,909)
Eurodollars	(15)	September 2011	(3,732,750)	(12,596)
Eurodollars	(15)	December 2011	(3,727,313)	(14,596)
Eurodollars	(15)	March 2012	(3,717,938)	(12,284)
Ultra Long U.S. Treasury Bonds	71	June 2011	8,772,938	60,716
2 Year U.S. Treasury Notes	73	June 2011	15,923,125	9,713
5 Year U.S. Treasury Notes	91	June 2011	10,627,805	(54,670)
10 Year U.S. Treasury Notes	91	June 2011	10,831,844	(44,490)
30 Year U.S. Treasury Bonds	(206)	June 2011	(24,758,625)	(48,045)

TOTAL				$(127,161)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$800	(a)	06/15/16	3 month LIBOR	1.750%	$31,822	$32,573	$(751)
Deutsche Bank Securities, Inc.	1,100	(a)	06/15/16	3 month LIBOR	1.750	43,756	45,238	(1,482)
JPMorgan Securities, Inc.	3,800	(a)	06/15/16	3 month LIBOR	1.750	151,157	150,687	470

TOTAL						$226,735	$228,498	$(1,763)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	$2,500	04/28/11	3.620%	$(27,749)	$(25,625)	$(2,124)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	2,500	04/28/11	3.620	(23,005)	(25,625)	2,620

TOTAL		$5,000			$(50,754)	$(51,250)	$496

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	10,600	(215,890)
Contracts Bought to Close	(5,600)	164,640

Contracts Outstanding March 31, 2011	$5,000	$(51,250)

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 23.1%
Collateralized Mortgage Obligations – 10.2%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2586, Class NX
$116,632	4.500%	08/15/16	$1,378

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC
29,511	21.178	11/25/20	39,929

IOette(a) – 0.0%
FHLMC REMIC Series 1161, Class U
648	1,172.807	11/15/21	15,776

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
272,158	6.500	08/15/13	283,298
FHLMC REMIC Series 1916, Class PC
132,362	6.750	12/15/11	133,017

			416,315

Regular Floater(b) – 6.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
30,160,421	0.796	02/25/48	30,174,877
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
15,580,247	3.250	04/25/38	15,923,144
FNMA REMIC Series 1988-12, Class B(d)
107,962	0.000	02/25/18	104,807
NCUA Guaranteed Notes Series 2010-A1, Class A
6,823,237	0.608	12/07/20	6,833,242
NCUA Guaranteed Notes Series 2010-R2, Class 1A
14,251,489	0.610	11/06/17	14,255,943
NCUA Guaranteed Notes Series 2011-R1, Class 1A
8,054,591	0.690	01/08/20	8,064,659
NCUA Guaranteed Notes Series 2011-R2, Class 1A
26,492,917	0.659	02/06/20	26,492,917
NCUA Guaranteed Notes Series 2011-R3, Class 1A
30,500,000	0.672	03/11/20	30,500,000
NCUA Guaranteed Notes Series 2011-R4, Class 1A
52,200,000	0.626	03/06/20	52,200,000

			184,549,589

Sequential Fixed Rate – 3.3%
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2
20,100,000	4.084	11/25/20	20,008,218
FHLMC REMIC Series 108, Class G
248,325	8.500	12/15/20	282,817
FHLMC REMIC Series 1980, Class Z
1,227,571	7.000	07/15/27	1,380,096
FHLMC REMIC Series 2019, Class Z
1,370,730	6.500	12/15/27	1,533,853
FHLMC REMIC Series 3003, Class CG
3,672,818	5.000	07/15/23	3,764,354
FHLMC REMIC Series 3466, Class BA
4,169,052	5.000	08/15/35	4,296,107
FNMA ACES Series 2009-M2, Class A2
21,700,000	3.334	01/25/19	22,237,138
FNMA REMIC Series 1989-66, Class J
421,393	7.000	09/25/19	463,588
FNMA REMIC Series 1990-16, Class E
259,723	9.000	03/25/20	299,191
FNMA REMIC Series 1992-33, Class K
257,727	8.500	03/25/18	259,589
FNMA REMIC Series 2002-91, Class LK
1,228,001	4.500	06/25/22	1,255,340
FNMA REMIC Series 2009-70, Class AL
32,067,907	5.000	08/25/19	34,178,376
GNMA REMIC Series 1995-3, Class DQ
62,206	8.050	06/16/25	70,979
NCUA Guaranteed Notes Series 2010-R1, Class 2A
2,471,244	1.840	10/07/20	2,440,353

			92,469,999

Sequential Floating Rate(b) – 0.3%
FNMA REMIC Series 1988-12, Class A
210,166	4.101	02/25/18	222,091
NCUA Guaranteed Notes Series 2010-R1, Class 1A
8,004,518	0.709	10/07/20	8,015,775

			8,237,866

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$285,730,852

Federal Agencies – 12.9%
Adjustable Rate FHLMC(b) – 0.6%
$161,195	3.761%	05/01/18	$164,662
89,188	4.545	10/01/25	92,426
981,653	2.816	11/01/34	1,032,630
6,321,909	2.616	06/01/35	6,635,280
839,322	5.836	05/01/36	882,968
233,219	5.974	10/01/36	244,458
194,778	5.593	11/01/36	206,681
5,950,790	6.326	09/01/37	6,365,486

			15,624,591

Adjustable Rate FNMA(b) – 4.4%
44,109	2.047	11/01/17	44,673
230,330	3.838	02/01/18	234,950
114,557	2.208	06/01/18	114,601
164,482	5.708	05/01/20	174,556
80,465	4.717	01/01/23	83,151
493,208	3.492	02/01/27	512,924
5,470,679	3.260	08/01/29	5,635,614
60,119	2.630	07/01/32	63,168
44,106	3.005	07/01/32	46,293
318,251	2.417	01/01/33	331,213
3,693,760	2.675	05/01/33	3,879,748
518,904	2.750	08/01/33	546,507
2,902,683	4.611	08/01/33	3,143,059
2,516,166	2.538	02/01/34	2,645,872
849,478	2.570	05/01/34	889,258
1,496,427	2.588	05/01/34	1,567,606
1,145,157	2.711	06/01/34	1,201,772
930,767	2.733	10/01/34	975,544

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$1,561,579	2.738%	10/01/34	$1,631,488
2,094,685	2.256	02/01/35	2,184,482
322,072	2.343	02/01/35	335,868
3,586,432	2.470	03/01/35	3,755,281
547,481	2.512	03/01/35	572,171
3,634,300	2.170	04/01/35	3,754,058
6,805,397	2.303	04/01/35	7,056,026
2,758,660	2.604	04/01/35	2,889,842
1,039,788	2.268	05/01/35	1,078,269
622,877	2.400	05/01/35	647,932
11,885,858	2.560	07/01/35	12,402,049
3,728,603	2.599	08/01/35	3,929,138
2,436,505	2.437	10/01/35	2,547,310
4,507,247	2.720	03/01/36	4,722,341
1,366,619	2.611	04/01/36	1,399,961
3,695,009	5.669	04/01/36	3,884,075
2,355,670	2.731	06/01/36	2,419,542
4,496,158	5.851	06/01/36	4,693,278
3,878,126	2.824	07/01/36	3,990,984
71,735	4.730	07/01/36	76,129
6,281,816	5.891	09/01/36	6,592,923
375,742	5.537	11/01/36	396,267
325,467	5.586	11/01/36	344,600
9,319,193	2.725	04/01/37	9,713,954
6,763,589	5.731	07/01/37	7,166,902
10,311,767	5.173	11/01/38	10,791,280
243,013	5.818	12/01/46	257,265

			121,323,924

Adjustable Rate GNMA(b) – 0.5%
3,388,686	1.875	05/20/34	3,493,644
763,544	2.500	05/20/34	788,218
1,425,264	2.500	07/20/34	1,476,471
814,657	2.625	08/20/34	842,929
3,863,728	2.500	09/20/34	3,995,635
2,057,723	2.625	09/20/34	2,129,125
838,307	1.750	10/20/34	864,403
1,321,326	1.750	12/20/34	1,364,920

			14,955,345

FHLMC – 0.7%
2,313	7.000	12/01/12	2,318
21,437	6.500	01/01/13	22,297
23,971	6.500	04/01/13	26,091
63,884	6.500	05/01/13	69,534
24,743	6.500	06/01/13	26,932
16,364	6.500	10/01/13	17,170
595,011	4.500	10/01/14	629,793
391,223	4.000	11/01/14	409,795
518,342	4.000	03/01/15	541,274
3,701,393	4.500	03/01/15	3,834,282
279,276	4.500	08/01/15	295,158
42,835	8.500	10/01/15	46,012
266,037	8.000	12/01/15	285,458
11,035	7.000	03/01/16	11,976
3,980,620	5.000	10/01/17	4,256,759
4,573,049	5.000	11/01/17	4,890,284
2,664,296	5.500	01/01/20	2,878,272
880,408	7.000	04/01/22	1,013,755
19,050	4.500	05/01/23	20,005
34,669	7.500	01/01/31	39,061
16,629	6.000	06/01/36	18,152

			19,334,378

FNMA – 6.3%
1,335	7.000	07/01/11	1,350
672,488	5.500	01/01/13	697,840
18,299	6.000	01/01/14	19,929
57,659	6.000	03/01/14	62,794
12,632	5.500	04/01/14	13,678
368,049	4.000	01/01/15	379,460
139,217	4.500	01/01/15	144,357
2,703	8.500	09/01/15	2,714
98,232	8.500	10/01/15	101,830
13,908	8.500	12/01/15	14,792
679,634	5.000	09/01/17	727,682
6,085,946	5.000	10/01/17	6,516,199
32,330,414	5.000	12/01/17	34,616,045
9,000,000	3.660	01/01/18	9,105,733
15,478,344	5.000	01/01/18	16,573,575
12,083	5.500	01/01/18	13,056
16,355,722	5.000	02/01/18	17,524,999
10,204,668	5.000	03/01/18	10,926,098
15,532,694	5.000	04/01/18	16,636,511
1,201,743	5.000	05/01/18	1,286,701
1,208,745	5.000	06/01/18	1,295,244
454,674	5.500	07/01/18	491,296
221,196	5.500	08/01/18	239,012
450,513	5.500	09/01/18	487,927
62,807	5.500	12/01/18	68,023
27,588	5.500	01/01/19	29,879
52,464	5.500	03/01/19	56,821
17,414	5.500	08/01/19	18,855
15,249	5.000	09/01/19	16,243
64,785	7.000	11/01/19	73,914
5,000,000	3.416	10/01/20	4,766,639
7,200,000	3.375	11/01/20	6,837,746
3,800,000	3.631	12/01/20	3,671,411
8,258,492	6.000	10/01/21	9,027,564
8,918,956	5.500	09/01/23	9,661,959
1,680,700	5.500	10/01/23	1,821,853
12,078	7.000	12/01/24	13,796
2,076	7.000	07/01/27	2,391
3,332	7.000	08/01/27	3,808
4,741	7.000	10/01/28	5,419
4,000	7.000	01/01/29	4,569
2,554	7.000	11/01/29	2,918
136,726	8.000	02/01/31	154,500
3,412	7.000	04/01/31	3,901
19,478	7.000	05/01/32	22,184
16,369	7.000	06/01/32	18,643
6,580	7.000	08/01/32	7,494
2,192,668	6.000	03/01/33	2,412,620

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,340,282	6.500%	04/01/33	$4,902,653
4,752	7.000	04/01/34	5,421
11,557,441	6.000	04/01/35	12,717,209
1,791	6.000	11/01/35	1,954
95,000	8.500	09/01/37	108,579
1,154,473	7.500	10/01/37	1,318,024
107,768	4.000	02/01/40	106,328

			175,742,140

GNMA – 0.4%
6,232	9.000	07/15/12	6,261
896,286	5.500	07/15/20	973,341
344,965	6.000	11/15/38	380,552
5,866,743	3.500	12/15/40	5,604,201
5,099,421	3.500	01/15/41	4,866,760

			11,831,115

TOTAL FEDERAL AGENCIES			$358,811,493

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $635,732,201)			$644,542,345

Agency Debentures – 17.4%
FHLB
$8,130,000	5.000%	09/09/11	$8,299,063
67,200,000	1.750	12/14/12	68,315,762
12,000,000	4.875	12/14/12	12,830,459
83,200,000	3.750	09/09/16	87,326,570
37,000,000	3.875	12/14/18	38,111,739
FHLMC
13,900,000	4.500	01/15/13	14,819,913
44,200,000	1.375	02/25/14	44,214,564
34,200,000	2.750	04/29/14	34,268,106
22,600,000	5.500	07/18/16	25,888,406
FNMA
150,000,000	2.050 (e)	04/26/13	150,152,295
Small Business Administration
116,015	7.200	06/01/17	127,683
299,759	6.300	05/01/18	326,541
218,503	6.300	06/01/18	238,318

TOTAL AGENCY DEBENTURES
(Cost $479,109,589)			$484,919,419

Government Guarantee Obligations(f) – 19.0%
Ally Financial, Inc.
$80,000,000	1.750%	10/30/12	$81,371,656
92,200,000	2.200	12/19/12	94,492,433
Banco Bilbao Vizcaya Argentaria Puerto Rico
105,500,000	2.450	06/22/12	106,997,678
Citigroup Funding, Inc.
10,700,000	1.875	10/22/12	10,903,257
21,800,000	1.875	11/15/12	22,217,967
General Electric Capital Corp.
51,000,000	0.510 (b)	03/12/12	51,171,717
26,500,000	2.000	09/28/12	27,044,098
37,000,000	2.125	12/21/12	37,873,711
20,400,000	2.625	12/28/12	21,058,363
Morgan Stanley & Co.(b)
25,000,000	1.161	12/01/11	25,099,250
United States Central Federal Credit Union
29,700,000	1.900	10/19/12	30,255,919
Western Corporate Federal Credit Union
21,300,000	1.750	11/02/12	21,650,717

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $524,473,996)			$530,136,766

U.S. Treasury Obligations – 38.1%
United States Treasury Bonds
$4,600,000	4.750%	02/15/41	$4,781,102
United States Treasury Inflation Protected Securities
95,625,108	2.375	04/15/11	95,924,415
United States Treasury Notes
4,400,000	1.000	04/30/12	4,430,932
15,900,000	0.625	07/31/12	15,937,205
60,000,000	0.375	08/31/12	59,899,201
280,800,000	0.375	10/31/12	279,912,666
58,900,000	1.375	01/15/13	59,601,496
58,300,000	0.625	01/31/13	58,199,726
255,300,000	0.750	03/31/13	255,110,516
29,500,000	1.250	03/15/14	29,490,855
10,100,000	2.125	02/29/16	10,068,993
84,225,000	2.250	03/31/16	84,320,173
31,000,000	2.625	01/31/18	30,573,440
75,900,000	3.625	02/15/21	76,979,296

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,066,196,826)			$1,065,230,016

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,705,512,612)			$2,724,828,546

Short-term Investment(g) – 5.9%
Repurchase Agreement – 5.9%
Joint Repurchase Agreement Account II
$165,500,000	0.155%	04/01/11	$165,500,000
Maturity Value: $165,500,713
(Cost $165,500,000)

TOTAL INVESTMENTS – 103.5%
(Cost $2,871,012,612)			$2,890,328,546

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%			(99,050,929)

NET ASSETS – 100.0%			$2,791,277,617

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,098,021, which represents approximately 1.7% of net assets as of March 31, 2011.

(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(g)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 62-63.

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(38)	June 2011	$(4,695,375)	$(10,862)
2 Year U.S. Treasury Notes	8,594	June 2011	1,874,566,250	978,144
5 Year U.S. Treasury Notes	(857)	June 2011	(100,088,227)	426,750
10 Year U.S. Treasury Notes	(1,468)	June 2011	(174,737,875)	2,034,866
30 Year U.S. Treasury Bonds	(316)	June 2011	(37,979,250)	234,549

TOTAL				$3,663,447

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$64,800	(a)	11/05/14	3 month LIBOR	1.626%	$1,357,447	$—	$1,357,447
	54,600	(a)	11/23/14	3 month LIBOR	2.116	684,139	—	684,139
	21,700	(a)	06/15/16	3 month LIBOR	1.750	863,184	883,554	(20,370)
	31,000		11/02/16	3 month LIBOR	1.780	1,174,023	—	1,174,023
	54,100	(a)	11/05/17	2.755%	3 month LIBOR	(2,319,132)	—	(2,319,132)
	48,700	(a)	11/23/19	3.587	3 month LIBOR	(1,387,635)	—	(1,387,635)
	14,900	(a)	11/05/22	3 month LIBOR	3.575	913,990	—	913,990
	17,500	(a)	11/23/27	3 month LIBOR	4.206	703,102	—	703,102
Deutsche Bank Securities, Inc.	132,000	(a)	11/02/14	3 month LIBOR	1.645	2,702,235	—	2,702,235
	76,100	(a)	06/15/16	3 month LIBOR	1.750	3,027,110	3,044,942	(17,832)
	110,400	(a)	11/02/17	2.750	3 month LIBOR	(4,724,137)	—	(4,724,137)
	20,100	(a)	06/15/18	2.250	3 month LIBOR	(1,173,724)	(1,163,212)	(10,512)
	95,000	(a)	06/15/21	3 month LIBOR	2.750	7,400,716	7,192,661	208,055
	30,300	(a)	11/02/22	3 month LIBOR	3.545	1,924,035	—	1,924,035
JPMorgan Securities, Inc.	185,600	(a)	12/31/12	3 month LIBOR	0.943	(456,851)	—	(456,851)
	123,900	(a)	06/15/14	3 month LIBOR	1.000	2,580,994	220,000	2,360,994
	9,200	(a)	06/15/16	3 month LIBOR	1.750	365,958	364,821	1,137
	77,700	(a)	06/15/16	1.750	3 month LIBOR	(3,090,754)	(2,702,561)	(388,193)
	52,000		11/02/16	3 month LIBOR	1.780	1,969,328	2,794	1,966,534
	39,000		11/02/18	3 month LIBOR	2.310	1,930,195	8,538	1,921,657
	95,000	(a)	06/15/21	2.750	3 month LIBOR	(7,400,716)	(5,806,376)	(1,594,340)
Morgan Stanley Capital Services, Inc.	51,200	(a)	06/15/16	3 month LIBOR	1.750	2,036,636	2,024,960	11,676

TOTAL						$9,080,143	$4,070,121	$5,010,022

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$17,000	04/21/11	3.460%	$(72,803)	$(195,925)	$123,122
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	17,000	04/21/11	3.460	(260,696)	(195,925)	(64,771)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	17,000	04/28/11	3.620	(188,693)	(174,250)	(14,443)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	17,000	04/28/11	3.620	(156,435)	(174,250)	17,815

TOTAL		$68,000			$(678,627)	$(740,350)	$61,723

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	176,600	(3,868,030)
Contracts Bought to Close	(108,600)	3,127,680

Contracts Outstanding March 31, 2011	$68,000	$(740,350)

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 29.0%
Collateralized Mortgage Obligations – 10.4%
Adjustable Rate Non-Agency(a) – 0.5%
Bank of America Mortgage Securities Series 2002-J, Class A2
$20,826	3.247%	09/25/32	$19,617
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
50,318	2.903	08/25/33	48,668
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
31,894	3.321	08/25/33	28,989
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
753,353	2.461	03/25/33	663,995
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,291,288	0.783	11/20/34	1,152,723

			1,913,992

Interest Only(b) – 0.0%
FHLMC REMIC Series 2586, Class NX
208,905	4.500	08/15/16	2,467
FNMA REMIC Series 1990-145, Class B
972	1,004.961	12/25/20	19,660

			22,127

Planned Amortization Class – 0.2%
FHLMC REMIC Series 2113, Class TE
556,577	6.000	01/15/14	579,247
FNMA REMIC Series 1993-225, Class WC
346,479	6.500	12/25/13	363,254

			942,501

Regular Floater(a) – 6.0%
BCAP LLC Trust Series 2006-RR1, Class CF
15,905	0.890	11/25/36	15,748
Collateralized Mortgage Securities Corp. Series N, Class 2
119,751	0.912	08/25/17	120,097
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
2,206,860	0.796	02/25/48	2,207,918
FHLMC REMIC Series 1826, Class F
101,278	0.713	09/15/21	101,525
FNMA REMIC Series 1990-145, Class A
395,610	1.310	12/25/20	393,434
FNMA REMIC Series 1997-20, Class F
839,733	0.833	03/25/27	837,371
FNMA REMIC Series 1998-66, Class FC
197,200	0.754	11/17/28	198,427
NCUA Guaranteed Notes Series 2010-A1, Class A
1,106,471	0.608	12/07/20	1,108,093
NCUA Guaranteed Notes Series 2010-R2, Class 1A
2,235,528	0.610	11/06/17	2,236,227
NCUA Guaranteed Notes Series 2011-R1, Class 1A
1,375,174	0.690	01/08/20	1,376,893
NCUA Guaranteed Notes Series 2011-R2, Class 1A
3,954,167	0.659	02/06/20	3,954,167
NCUA Guaranteed Notes Series 2011-R3, Class 1A
4,500,000	0.672	03/11/20	4,500,000
NCUA Guaranteed Notes Series 2011-R4, Class 1A
7,700,000	0.626	03/06/20	7,700,000

			24,749,900

Sequential Fixed Rate – 2.8%
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2
1,500,000	4.084	11/25/20	1,493,151
First Nationwide Trust Series 2001-4, Class 1A1
40,494	6.750	09/21/31	39,934
FNMA ACES Series 2009-M2, Class A2
3,250,000	3.334	01/25/19	3,330,447
FNMA REMIC Series 2009-70, Class AL
6,084,992	5.000	08/25/19	6,485,460
NCUA Guaranteed Notes Series 2010-R1, Class 2A
411,874	1.840	10/07/20	406,726

			11,755,718

Sequential Floating Rate(a) – 0.9%
FHLMC Multifamily Structured Pass Through Certificates Series K701, Class A2
2,250,000	3.882	11/25/17	2,290,268
NCUA Guaranteed Notes Series 2010-R1, Class 1A
1,303,061	0.709	10/07/20	1,304,893

			3,595,161

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$42,979,399

Federal Agencies – 18.6%
Adjustable Rate FHLMC(a) – 3.2%
$55,036	2.913%	08/01/16	$55,977
83,417	3.532	08/01/18	86,862
52,865	3.428	11/01/18	54,448
349,024	4.751	11/01/18	359,241
13,321	2.742	02/01/19	13,676
21,825	3.417	02/01/19	22,506
56,270	2.906	03/01/19	57,531
36,387	3.807	03/01/19	37,817
51,087	3.026	06/01/19	52,094
37,915	3.454	07/01/19	39,289
857,963	3.744	11/01/19	893,018
737,749	6.876	11/01/19	782,936
62,431	3.447	01/01/20	63,900
80,491	2.904	05/01/21	82,625
18,636	5.975	01/01/25	19,344
52,685	2.965	10/01/26	53,718
714,260	5.348	08/01/28	758,008
349,903	2.612	05/01/29	358,724
51,576	4.199	06/01/29	55,848
73,486	2.963	04/01/30	76,022
77,229	4.353	06/01/30	83,624
208,263	2.807	12/01/30	213,845
6,677	2.466	01/01/31	6,969
53,916	2.945	02/01/31	55,850
9,153	2.623	05/01/31	9,584
15,582	3.995	06/01/31	15,946

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

The accompanying notes are an integral part of these financial statements.          55

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)

$7,057	2.513%	11/01/31	$7,404
15,492	3.000	10/01/32	16,255
2,348	2.278	02/01/33	2,437
683,819	2.440	07/01/33	711,205
996,679	2.593	09/01/33	1,045,652
39,753	2.753	11/01/33	41,698
6,345,512	2.586	04/01/35	6,657,108
532,706	4.976	05/01/35	559,567

			13,350,728

Adjustable Rate FNMA(a) – 7.7%
236,746	6.750	04/01/17	247,119
37,935	4.258	08/01/17	39,045
133,598	2.758	09/01/17	136,048
82,953	2.821	09/01/17	85,357
27,860	2.105	11/01/17	28,432
41,061	3.000	12/01/17	41,932
30,690	4.875	12/01/17	33,011
89,378	2.858	03/01/18	91,020
208,411	3.109	03/01/18	213,231
971,829	3.083	07/01/18	994,659
54,472	2.135	10/01/18	55,216
118,767	2.837	10/01/18	120,223
41,642	2.877	10/01/18	42,622
103,283	2.904	10/01/18	104,168
207,683	3.190	10/01/18	212,876
3,751	2.015	11/01/18	3,818
55,952	3.250	12/01/18	57,680
127,113	2.951	01/01/19	130,080
504,746	4.026	04/01/19	534,198
29,733	5.920	04/01/19	31,273
225,453	2.541	05/01/19	231,710
887,408	2.958	05/01/19	909,176
179,382	3.262	06/01/19	185,021
120,734	3.450	06/01/19	124,970
131,752	6.190	07/01/19	139,822
246,823	3.250	08/01/19	254,221
367,329	4.290	08/01/19	391,523
1,226,275	2.683	11/01/19	1,267,148
7,783	3.250	04/01/20	8,020
331,650	5.708	05/01/20	351,963
437,992	2.964	06/01/20	448,641
138,524	3.255	06/01/20	142,409
226,975	3.224	11/01/20	233,706
300,820	3.415	03/01/21	311,793
100,399	2.455	09/01/21	103,615
91,450	3.330	12/01/21	95,548
1,279,438	3.425	01/01/22	1,305,864
30,838	6.492	02/01/22	32,727
96,828	2.948	05/20/22	100,419
335,941	2.405	02/01/23	342,875
5,896	6.219	12/01/23	6,194
483,914	2.459	01/01/24	493,824
527,917	2.371	03/01/24	538,448
5,672,163	3.220	04/01/24	5,797,937
448,154	3.130	06/20/24	463,241
28,856	4.438	08/01/24	30,137
140,579	5.096	01/01/25	149,190
239,799	3.492	02/01/27	249,385
35,598	3.840	06/01/27	36,743
21,922	4.250	12/01/27	23,735
51,899	4.538	01/01/28	56,197
55,610	2.510	05/01/28	58,043
14,108	2.565	09/01/28	14,804
472,779	3.633	01/01/29	492,765
13,514	2.510	06/01/29	14,117
31,148	2.904	06/01/29	32,218
20,684	2.966	06/01/29	21,343
787,933	3.736	05/01/30	829,075
4,120	2.885	02/01/31	4,345
90,227	2.494	05/01/31	94,321
51,116	2.655	06/01/31	53,498
565,792	2.716	07/01/31	594,514
185,271	2.518	08/01/31	193,825
78,804	2.710	08/01/31	82,627
168,759	2.434	11/01/31	175,812
81,413	2.240	12/01/31	84,718
150,319	1.740	01/01/32	153,777
180,668	1.820	02/01/32	185,328
56,917	1.890	03/01/32	58,525
480,742	2.714	03/01/32	507,606
17,502	3.418	03/01/32	18,353
6,081	2.500	04/01/32	6,357
353,042	2.659	04/01/32	371,162
30,608	1.877	05/01/32	31,354
114,794	2.830	07/01/32	120,924
34,720	2.375	09/01/32	36,158
31,635	2.417	09/01/32	33,070
34,781	2.534	09/01/32	36,561
323,029	2.650	09/01/32	339,567
5,821	2.675	09/01/32	6,124
36,201	2.743	10/01/32	38,136
7,028	2.451	12/01/32	7,328
213,388	2.490	01/01/33	223,977
429,700	2.063	02/01/33	443,762
45,252	2.492	04/01/33	47,260
252,445	2.833	04/01/33	266,634
2,941,053	2.036	05/01/33	3,036,210
894,344	2.833	05/01/33	944,751
14,148	2.525	08/01/33	14,814
102,538	2.561	01/01/34	107,535
35,402	2.420	02/01/34	37,076
1,138,825	2.170	04/01/35	1,176,352
765,203	2.303	04/01/35	793,383
1,186,895	2.396	10/01/35	1,244,002
24,858	4.049	05/01/36	26,740
6,433	2.443	11/01/38	6,722
141,206	1.718	06/01/40	142,116
543,087	2.515	07/01/40	568,573
16,935	1.518	02/01/41	16,949

			31,821,421

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate GNMA(a) – 2.1%
$7,515,622	2.500%	08/20/34	$7,771,815
930,447	2.625	08/20/34	962,737

			8,734,552

FHLMC – 2.0%
78,372	6.500	03/01/13	85,303
30,573	6.500	04/01/13	33,276
35,663	6.500	05/01/13	38,818
82,965	6.500	06/01/13	90,301
768,848	8.000	12/01/15	824,974
170,176	6.000	05/01/17	185,793
784,963	5.000	10/01/17	839,416
901,787	5.000	11/01/17	964,344
538,253	5.500	01/01/20	581,481
296,540	7.000	04/01/21	341,270
157,348	7.000	08/01/21	181,091
1,486,739	7.000	03/01/22	1,711,838
423,227	7.000	05/01/22	487,302
1,693,348	7.000	06/01/22	1,949,824
19,050	4.500	05/01/23	20,005
21,841	7.000	12/01/25	25,022

			8,360,058

FNMA – 3.4%
51,592	6.000	09/01/11	52,310
150,193	6.500	04/01/12	154,166
322,413	6.000	05/01/12	335,536
89,705	6.500	05/01/12	92,249
192,962	6.000	06/01/12	201,430
92,946	6.500	06/01/12	95,757
1,647,609	5.500	01/01/13	1,709,722
377,438	8.000	01/01/16	416,177
552,695	7.000	03/01/17	613,207
101,515	7.000	05/01/17	112,630
1,300,000	3.660	01/01/18	1,315,273
3,922,213	5.500	03/01/18	4,238,135
330,415	5.500	04/01/18	357,029
3,517	5.000	08/01/19	3,773
15,250	5.000	09/01/19	16,337
15,883	5.000	11/01/19	17,041
47,447	5.000	01/01/20	50,908
800,000	3.416	10/01/20	762,662
1,100,000	3.375	11/01/20	1,044,656
600,000	3.631	12/01/20	579,696
142,037	7.000	07/01/21	164,065
261,306	7.000	11/01/21	301,826
113,211	7.000	12/01/21	130,743
231,219	7.000	01/01/22	266,860
53,789	7.000	02/01/22	62,096
178,405	7.000	01/01/28	203,791
161,084	6.500	04/01/33	181,905
196,019	5.000	01/01/37	205,435
293,857	5.000	03/01/38	307,656
35,923	4.000	02/01/40	35,443

			14,028,514

GNMA – 0.2%
41,626	7.000	12/15/25	47,964
93,632	7.000	04/15/26	108,010
998,875	3.500	12/15/40	953,301

			1,109,275

TOTAL FEDERAL AGENCIES			$77,404,548

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $118,672,832)			$120,383,947

Agency Debentures – 6.3%
FHLB
$8,000,000	3.875%	12/14/18	$8,240,376
FNMA
16,000,000	2.050	04/26/13	16,016,245
1,900,000	3.000	07/28/14	1,914,082

TOTAL AGENCY DEBENTURES
(Cost $25,983,090)			$26,170,703

Asset-Backed Securities – 15.7%
Auto – 2.8%
Ally Master Owner Trust Series 2010-1, Class A(a)(c)
$3,500,000	2.005%	01/15/15	$3,564,750
Ford Credit Auto Owner Trust Series 2009-B, Class A3
6,985,590	2.790	08/15/13	7,062,343
Ford Credit Auto Owner Trust Series 2009-E, Class A2
963,944	0.800	03/15/12	964,016

			11,591,109

Credit Card(a)(c) – 1.0%
World Financial Network Credit Card Master Trust Series 2006-A, Class A
4,200,000	0.385	02/15/17	4,124,938

Student Loan(a) – 11.9%
Access Group, Inc. Series 2002-1, Class A2
4,326,812	0.488	09/25/25	4,315,379
Access Group, Inc. Series 2005-2, Class A1
769,219	0.413	08/22/17	768,434
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
3,352,142	0.408	12/26/17	3,319,556
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
4,338,980	0.468	06/27/22	4,302,969
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
3,156,750	0.388	12/26/18	3,132,885
College Loan Corp. Trust Series 2004-1, Class A3
7,139,885	0.463	04/25/21	7,134,697
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.403	07/25/24	4,978,002
College Loan Corp. Trust Series 2005-2, Class A2
1,528,487	0.413	10/15/21	1,520,137

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

Collegiate Funding Services Education Loan Trust I Series 2003-A, Class A2
$736,686	0.609%		09/28/20	$736,686
Education Funding Capital Trust I Series 2003-3, Class A3
7,308,909	0.580		03/16/20	7,288,948
Education Funding Capital Trust I Series 2004-1, Class A2
2,838,204	0.470		12/15/22	2,809,181
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
2,553,032	0.903		04/25/19	2,549,104
SLM Student Loan Trust Series 2004-9, Class A4
1,863,425	0.433		04/25/17	1,862,564
SLM Student Loan Trust Series 2006-1, Class A3
1,885,107	0.343		10/25/16	1,884,304
SLM Student Loan Trust Series 2006-5, Class A3
1,760,280	0.333		10/25/19	1,757,891
SLM Student Loan Trust Series 2008-6, Class A1
1,072,715	0.703		10/27/14	1,073,377

				49,434,114

TOTAL ASSET-BACKED SECURITIES
(Cost $65,039,570)				$65,150,161

Government Guarantee Obligations(d) – 23.4%
Ally Financial, Inc.
$20,700,000	2.200%		12/19/12	$21,214,679
Bank of America Corp.(a)
13,400,000	0.509		06/22/12	13,443,416
Citigroup Funding, Inc.
8,600,000	0.634	(a)	04/30/12	8,637,823
10,000,000	1.875		11/15/12	10,191,728
General Electric Capital Corp.
9,400,000	0.510	(a)	03/12/12	9,431,650
7,500,000	2.000		09/28/12	7,653,990
2,000,000	0.309	(a)	12/21/12	2,003,694
6,000,000	2.625		12/28/12	6,193,636
Morgan Stanley & Co.(a)
8,500,000	0.592		02/10/12	8,526,443
3,800,000	0.659		06/20/12	3,819,566
United States Central Federal Credit Union
1,500,000	1.900		10/19/12	1,528,077
Western Corporate Federal Credit Union
4,300,000	1.750		11/02/12	4,370,802

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $96,127,030)				$97,015,504

U.S. Treasury Obligations – 17.2%
United States Treasury Bills(e)
$11,400,000	0.000%		09/22/11	$11,390,633
United States Treasury Inflation Protected Securities
18,082,242	2.375		04/15/11	18,138,840
United States Treasury Notes
31,200,000	1.000	(f)	03/31/12	31,404,671
1,100,000	2.125		02/29/16	1,096,623
9,125,000	2.250		03/31/16	9,135,311

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $70,892,900)				$71,166,078

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $376,715,422)				$379,886,393

Short-term Investment(g) – 8.6%
Repurchase Agreement – 8.6%
Joint Repurchase Agreement Account II
$35,600,000	0.155%		04/01/11	$35,600,000
Maturity Value: $35,600,153
(Cost $35,600,000)

TOTAL INVESTMENTS – 100.2%
(Cost $412,315,422)				$415,486,393

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(682,916)

NET ASSETS – 100.0%				$414,803,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,897,606, which represents approximately 2.4% of net assets as of March 31, 2011.

(d)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 62-63.

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2011

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	263	June 2011	$65,513,300	$14,121
Eurodollars	263	September 2011	65,447,550	(479)
Ultra Long U.S. Treasury Bonds	32	June 2011	3,954,000	19,938
2 Year U.S. Treasury Notes	298	June 2011	65,001,250	36,986
5 Year U.S. Treasury Notes	223	June 2011	26,043,961	(190,249)
10 Year U.S. Treasury Notes	(67)	June 2011	(7,975,094)	(12,412)
30 Year U.S. Treasury Bonds	(83)	June 2011	(9,975,562)	(22,564)

TOTAL				$(154,659)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$10,900	(a)	11/05/14	3 month LIBOR	1.626%	$228,336	$—	$228,336
	9,300	(a)	11/23/14	3 month LIBOR	2.116	116,529	—	116,529
	3,700	(a)	06/15/16	3 month LIBOR	1.750	147,179	150,652	(3,473)
	6,100		10/27/16	3 month LIBOR	3.263	(287,866)	—	(287,866)
	9,100	(a)	11/05/17	2.755%	3 month LIBOR	(390,094)	—	(390,094)
	8,300	(a)	11/23/19	3.587	3 month LIBOR	(236,496)	—	(236,496)
	2,500	(a)	11/05/22	3 month LIBOR	3.575	153,354	—	153,354
	3,000	(a)	11/23/27	3 month LIBOR	4.206	120,532	—	120,532
Deutsche Bank Securities, Inc.	22,500	(a)	11/02/14	3 month LIBOR	1.645	460,608	—	460,608
	13,100	(a)	06/15/16	3 month LIBOR	1.750	521,093	524,191	(3,098)
	18,800	(a)	11/02/17	2.750	3 month LIBOR	(804,473)	—	(804,473)
	5,200	(a)	11/02/22	3 month LIBOR	3.545	330,197	—	330,197

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	$119,000	(a)	12/31/12	3 month LIBOR	0.943%	$(292,916)	$—	$(292,916)
	1,600	(a)	06/15/16	3 month LIBOR	1.750	63,645	63,447	198
	9,100	(a)	06/15/16	1.750%	3 month LIBOR	(361,980)	(315,189)	(46,791)
	10,100		10/21/16	3 month LIBOR	3.200	(438,680)	—	(438,680)
	7,000	(a)	06/15/18	2.250	3 month LIBOR	(408,759)	(377,491)	(31,268)
	8,000		10/05/18	3 month LIBOR	3.242	(176,317)	—	(176,317)
	4,600	(a)	06/15/26	3 month LIBOR	3.250	440,756	433,011	7,745
Morgan Stanley Capital Services, Inc.	15,100	(a)	06/15/16	3 month LIBOR	1.750	600,649	668,360	(67,711)
	4,000	(a)	06/15/21	2.750	3 month LIBOR	(311,609)	(333,929)	22,320

TOTAL						$(526,312)	$813,052	$(1,339,364)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At March 31, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	$3,800	04/21/11	3.460%	$(16,273)	$(43,795)	$27,522
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.460% versus the 3 month LIBOR maturing on April 27, 2021	3,800	04/21/11	3.460	(58,273)	(43,795)	(14,478)
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,700	04/28/11	3.620	(41,069)	(37,925)	(3,144)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 3.620% versus the 3 month LIBOR maturing on May 04, 2021	3,700	04/28/11	3.620	(34,048)	(37,925)	3,877

TOTAL		$15,000			$(149,663)	$(163,440)	$13,777

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended March 31, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2010	$—	$—

Contracts Written	38,600	(852,120)
Contracts Bought to Close	(23,600)	688,680

Contracts Outstanding March 31, 2011	$15,000	$(163,440)

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Enhanced Income	$70,100,000	$70,100,302	$71,587,154

Government Income	233,400,000	233,401,005	238,351,521

Inflation Protected Securities	6,900,000	6,900,030	7,046,382

Short Duration Government	165,500,000	165,500,713	169,011,040

Ultra-Short Duration Government	35,600,000	35,600,153	36,355,245

REPURCHASE AGREEMENTS — At March 31, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				Inflation	Short	Ultra-Short
	Interest	Enhanced	Government	Protected	Duration	Duration
Counterparty	Rate	Income	Income	Securities	Government	Government

BNP Paribas Securities Co.	0.100%	$7,849,724	$26,135,886	$772,654	$18,532,518	$3,986,451

BNP Paribas Securities Co.	0.140	1,471,823	4,900,479	144,873	3,474,847	747,459

BNP Paribas Securities Co.	0.180	4,906,078	16,334,929	482,909	11,582,822	2,491,532

Citibank N.A.	0.190	1,226,519	4,083,732	120,727	2,895,706	622,883

Citigroup Global Markets, Inc.	0.190	6,132,597	20,418,661	603,637	14,478,528	3,114,414

Credit Agricole Securities	0.130	8,585,636	28,586,126	845,091	20,269,939	4,360,180

Deutsche Bank Securities, Inc.	0.200	981,216	3,266,986	96,582	2,316,564	498,306

JPMorgan Securities	0.190	1,152,928	3,838,708	113,484	2,721,963	585,510

Merrill Lynch & Co., Inc.	0.150	1,243,200	4,139,271	122,369	2,935,087	631,354

RBS Securities, Inc.	0.100	4,906,078	16,334,929	482,909	11,582,822	2,491,532

RBS Securities, Inc.	0.200	3,679,558	12,251,197	362,182	8,687,117	1,868,649

UBS Securities LLC	0.100	2,453,039	8,167,465	241,455	5,791,411	1,245,766

UBS Securities LLC	0.200	2,453,039	8,167,465	241,455	5,791,411	1,245,766

Wells Fargo Securities LLC	0.170	23,058,565	76,774,166	2,269,673	54,439,265	11,710,198

TOTAL		$70,100,000	$233,400,000	$6,900,000	$165,500,000	$35,600,000

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	2.625 to 7.350%	04/21/11 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	04/04/11 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 7.690	05/31/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	04/25/11 to 04/01/41

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	09/15/24 to 03/20/41

SLM Corp.	0.000	10/03/22

U.S. Treasury Bills	0.000	04/07/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 11.250	02/15/15 to 11/15/40

U.S. Treasury Inflation Indexed Bonds	0.625 to 2.125	04/15/13 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 5.125	04/30/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2011

Enhanced
Income Fund
Assets:

Investments in securities, at value (identified cost $721,777,003, $792,729,599, $206,551,945, $2,705,512,612 and $376,715,422, respectively)	$728,384,091
Repurchase agreement, at value which equals cost	70,100,000
Cash	36,589
Receivables:
Fund shares sold	8,195,181
Investment securities sold on an extended-delivery basis	—
Interest	5,647,448
Investment securities sold	1,500,079
Swap contracts, at value (includes upfront payments made of $26,127, $2,332,094, $228,498, $13,742,270 and $1,839,661, respectively)	111,281
Due from broker — collateral for swap contracts	—
Due from broker — variation margin	—
Reimbursement from investment adviser	—
Other assets	7,242

Total assets	813,981,911

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased	4,000,000
Fund shares redeemed	1,994,634
Amounts owed to affiliates	230,068
Income distribution	80,739
Due to broker — variation margin	24,297
Due to broker — collateral for swap contracts	—
Forward sale contracts, at value (proceeds received $0, $1,086,406, $0, $0 and $0, respectively)	—
Investment securities purchased on an extended-delivery basis	—
Options written, at value (premium received $0, $326,625, $51,250, $740,350 and $163,440, respectively)	—
Swap contracts, at value (includes upfront payments received of $0, $545,893, $0, $9,672,149 and $1,026,609, respectively)	—
Accrued expenses and other liabilities	130,603

Total liabilities	6,460,341

Net Assets:

Paid-in capital	822,593,148
Accumulated undistributed (distribution in excess of) net investment income	847,280
Accumulated net realized gain (loss) from investment, futures, options and swap transactions	(19,106,082)
Net unrealized gain on investments, futures, options and swaps	3,187,224

NET ASSETS	$807,521,570

Net Assets:
Class A	$225,354,670
Class B	929,220
Class C	—
Institutional	578,457,750
Administration	2,778,924
Service	—
Class IR	1,006
Class R	—

Total Net Assets	$807,521,570

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	23,486,219
Class B	96,982
Class C	—
Institutional	60,344,181
Administration	288,921
Service	—
Class IR	105
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.60
Class B	9.58
Class C	—
Institutional	9.59
Administration	9.62
Service	—
Class IR	9.58
Class R	—

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income, Short Duration Government and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Government Income and Inflation Protected Securities Funds (NAV per share multiplied by 1.0390) is $9.75, $10.39, $8.94, $15.53 and $11.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$806,257,504	$208,590,797	$2,724,828,546	$379,886,393
233,400,000	6,900,000	165,500,000	35,600,000
77,164	55,617	29,583	—

1,196,473	593,455	6,509,625	489,410
233,675,113	—	112,278,750	2,132,500
3,380,709	1,022,696	10,154,350	1,119,572
9,817,315	—	38,730,652	1,226,901
4,793,179	226,735	29,633,092	3,182,878
220,000	—	4,020,000	1,030,000
—	13,141	635,954	47,629
58,516	12,631	277,436	82,069
7,020	1,664	24,668	7,029

1,292,882,993	217,416,736	3,092,622,656	424,804,381

—	—	—	13,783

9,502,087	5,926,311	37,259,786	1,056,687
2,133,361	140,367	12,770,231	2,309,809
614,144	93,484	1,483,741	177,292
239,533	24,857	362,808	93,184
82,881	—	—	—
1,040,000	—	10,810,707	230,000
1,087,578	—	—	—
401,837,424	—	217,002,323	2,122,266
299,394	50,754	678,627	149,663
3,402,363	—	20,552,949	3,709,190
226,760	102,273	423,867	139,030

420,465,525	6,338,046	301,345,039	10,000,904

868,711,242	204,835,441	2,782,716,627	477,301,452
960,195	713,946	3,348,848	(273,788)
(9,818,836)	3,618,879	(22,838,984)	(63,914,912)
12,564,867	1,910,424	28,051,126	1,690,725

$872,417,468	$211,078,690	$2,791,277,617	$414,803,477

$442,915,287	$79,215,436	$1,013,335,468	$118,804,400
17,358,221	—	1,032,921	—
33,279,322	22,111,045	126,533,401	—
266,217,110	108,491,294	1,512,908,001	293,923,991
—	—	—	—
98,071,671	—	128,073,133	923,594
662,803	115,532	9,394,693	1,151,492
13,913,054	1,145,383	—	—

$872,417,468	$211,078,690	$2,791,277,617	$414,803,477

29,631,369	7,232,822	99,007,805	13,477,901
1,161,282	—	101,298	—
2,226,465	2,012,426	12,445,455	—
17,838,590	9,874,300	148,304,258	33,325,108
—	—	—	—
6,577,218	—	12,572,230	104,259
44,366	10,536	917,532	130,644
931,888	104,359	—	—

$14.95	$10.95	$10.23	$8.81
14.95	—	10.20	—
14.95	10.99	10.17	—
14.92	10.99	10.20	8.82
—	—	—	—
14.91	—	10.19	8.86
14.94	10.97	10.24	8.81
14.93	10.98	—	—

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2011

Enhanced
Income Fund

Investment income:

Interest	$16,679,067

Expenses:

Management fees	2,542,371
Distribution and Service fees(a)	791,916
Transfer Agent fees(a)	688,687
Custody and accounting fees	192,493
Registration fees	109,858
Printing and mailing costs	98,267
Professional fees	96,310
Trustee fees	16,949
Administration share fees	9,929
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	33,967

Total expenses	4,580,747

Less — expense reductions	(510,020)

Net expenses	4,070,727

NET INVESTMENT INCOME	12,608,340

Realized and unrealized gain (loss) from investment, futures, option and swap transactions:

Net realized gain (loss) from:
Investment transactions	3,295,444
Futures transactions	(6,402,830)
Written options	—
Swap contracts	56,010
Net change in unrealized gain (loss) on:
Investments	(1,305,966)
Futures	(3,951,801)
Written options	—
Swap contracts	82,527

Net realized and unrealized gain (loss) from investment, futures, option and swap transactions	(8,226,616)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,381,724

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR(b)	Class R
Enhanced Income	$780,113	$11,803	$—	$—	$405,659	$1,542	$—	$279,898	$1,588	$—	$—	$—
Government Income	1,219,707	246,525	388,652	48,549	634,248	32,048	50,525	100,374	—	41,678	799	12,623
Inflation Protected Securities	200,107	—	218,633	3,081	104,056	—	28,422	51,786	—	—	164	801
Short Duration Government	3,194,813	23,957	1,587,895	—	1,661,303	3,132	207,774	735,166	—	64,315	7,446	—
Ultra-Short Duration Government	525,088	—	—	—	273,046	—	—	147,792	—	618	577	—

(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$22,455,543	$5,460,253	$49,186,079	$8,565,149

4,951,024	765,978	15,711,742	2,326,021
1,903,433	421,821	4,806,665	525,088
872,295	185,229	2,679,136	422,033
308,698	58,052	416,677	212,923
96,401	63,180	176,386	60,649
132,708	48,996	357,913	73,994
97,014	84,015	101,357	93,282
17,816	17,479	20,604	16,842
—	—	—	—
260,490	—	401,968	3,865
260,490	—	401,968	3,865
24,132	12,053	94,897	48,741

8,924,501	1,656,803	25,169,313	3,787,303

(644,046)	(367,477)	(2,081,905)	(289,492)

8,280,455	1,289,326	23,087,408	3,497,811

14,175,088	4,170,927	26,098,671	5,067,338

18,742,178	14,295,144	20,593,255	3,457,977
1,583,910	(37,254)	11,541,774	(6,430,754)
191,268	23,380	522,637	104,012
234,896	123,911	(11,538,433)	508,016

(2,923,439)	(667,651)	(7,459,400)	71,245
708,872	(96,966)	4,410,478	(311,987)
27,231	496	61,723	13,777
326,886	(1,763)	6,179,542	(1,429,764)

18,891,802	13,639,297	24,311,576	(4,017,478)

$33,066,890	$17,810,224	$50,410,247	$1,049,860

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

From operations:

Net investment income	$12,608,340	$12,967,876
Net realized gain (loss) from investment, futures, options and swap transactions	(3,051,376)	(5,175,043)
Net change in unrealized gain (loss) on investments, futures, options and swaps	(5,175,240)	13,092,773

Net increase in net assets resulting from operations	4,381,724	20,885,606

Distributions to shareholders:

From net investment income
Class A Shares	(3,106,539)	(2,763,836)
Class B Shares	(2,995)	(15,916)
Class C Shares	—	—
Institutional Shares	(9,350,881)	(10,281,671)
Administration Shares	(43,678)	(41,110)
Service Shares	—	—
Class IR Shares(a)	(9)	—
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares	—	—

Total distributions to shareholders	(12,504,102)	(13,102,533)

From share transactions:

Proceeds from sales of shares	654,480,790	1,624,662,395
Reinvestment of distributions	9,891,682	11,172,511
Cost of shares redeemed	(1,072,464,895)	(693,033,379)

Net increase (decrease) in net assets resulting from share transactions	(408,092,423)	942,801,527

TOTAL INCREASE (DECREASE)	(416,214,801)	950,584,600

Net assets:

Beginning of year	1,223,736,371	273,151,771

End of year	$807,521,570	$1,223,736,371

Accumulated undistributed net investment income	$847,280	$692,920

(a)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010

$14,175,088	$26,874,405	$4,170,927	$4,562,630
20,752,252	6,663,390	14,405,181	431,661
(1,860,450)	9,579,428	(765,884)	2,746,023

33,066,890	43,117,223	17,810,224	7,740,314

(7,591,560)	(14,174,772)	(1,202,162)	(1,410,721)
(202,418)	(721,929)	—	—
(312,961)	(721,345)	(165,497)	(178,041)
(4,740,710)	(7,425,830)	(2,402,273)	(1,849,447)
—	—	—	—
(1,445,525)	(2,322,780)	—	—
(10,826)	(2,624)	(2,205)	(2,258)
(123,067)	(32,235)	(7,684)	(1,796)

(16,400,382)	(8,168,166)	(4,075,397)	—
(800,894)	(546,856)	—	—
(1,316,210)	(594,749)	(1,100,050)	—
(8,077,768)	(3,830,459)	(5,209,809)	—
(3,659,282)	(1,546,942)	—	—
(25,833)	(3,224)	(6,632)	—
(399,030)	(34,135)	(32,303)	—

(45,106,466)	(40,126,046)	(14,204,012)	(3,442,263)

392,517,386	446,391,884	63,015,716	182,279,632
35,783,508	30,390,479	10,146,808	2,644,124
(485,578,337)	(536,139,922)	(105,381,638)	(49,002,214)

(57,277,443)	(59,357,559)	(32,219,114)	135,921,542

(69,317,019)	(56,366,382)	(28,612,902)	140,219,593

941,734,487	998,100,869	239,691,592	99,471,999

$872,417,468	$941,734,487	$211,078,690	$239,691,592

$960,195	$608,694	$713,946	$321,623

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

From operations:

Net investment income	$26,098,671	$48,212,506
Net realized gain (loss) from investment, futures, options and swap transactions	21,119,233	51,061,401
Net change in unrealized gain (loss) on investments, futures, options and swaps	3,192,343	(4,698,637)

Net increase in net assets resulting from operations	50,410,247	94,575,270

Distributions to shareholders:

From net investment income
Class A Shares	(7,071,214)	(18,704,864)
Class B Shares	(832)	(51,616)
Class C Shares	(108,193)	(1,225,533)
Institutional Shares	(16,412,681)	(25,664,577)
Service Shares	(634,331)	(1,762,344)
Class IR Shares	(45,463)	(16,145)
From net realized gains
Class A Shares	(20,762,540)	(23,253,713)
Class B Shares	(35,659)	(81,035)
Class C Shares	(2,853,041)	(2,885,809)
Institutional Shares	(33,062,542)	(26,899,793)
Service Shares	(2,760,684)	(2,864,628)
Class IR Shares	(134,462)	(21,931)
From capital
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—

Total distributions to shareholders	(83,881,642)	(103,431,988)

From share transactions:

Proceeds from sales of shares	1,678,386,937	3,928,313,948
Reinvestment of distributions	65,271,987	83,676,730
Cost of shares redeemed	(2,720,285,918)	(2,200,254,956)

Net increase (decrease) in net assets resulting from share transactions	(976,626,994)	1,811,735,722

TOTAL INCREASE (DECREASE)	(1,010,098,389)	1,802,879,004

Net assets:

Beginning of year	3,801,376,006	1,998,497,002

End of year	$2,791,277,617	$3,801,376,006

Accumulated undistributed (distribution in excess of) net investment income	$3,348,848	$4,302,863

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the Fiscal	For the Fiscal
Year Ended	Year Ended
March 31, 2011	March 31, 2010

$5,067,338	$7,374,070
(2,360,749)	(4,522,054)
(1,656,729)	9,544,250

1,049,860	12,396,266

(1,131,102)	(3,371,301)
—	—
—	—
(3,233,018)	(5,340,613)
(5,813)	(47,305)
(3,562)	(2,575)

—	—
—	—
—	—
—	—
—	—
—	—

(31,847)	(85,456)
(91,029)	(135,375)
(164)	(1,199)
(100)	(65)

(4,496,635)	(8,983,889)

292,793,748	1,058,504,273
2,636,012	5,705,085
(670,865,943)	(516,606,081)

(375,436,183)	547,603,277

(378,882,958)	551,015,654

793,686,435	242,670,781

$414,803,477	$793,686,435

$(273,788)	$(37,490)

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$9.67	$0.10	$(0.07)	$0.03	$(0.10)
2011 - B	9.66	0.03	(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)

2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.60	0.29%	$225,355	0.63%		0.68%		1.01%		71%
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(c)	0.43	(c)	1.39	(c)	71

9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(c)	0.76	(c)	3.90	(c)	8
9.65	0.91	3,501	1.33	(c)	1.51	(c)	3.16	(c)	8
9.66	1.47	228,300	0.24	(c)	0.42	(c)	4.26	(c)	8
9.68	1.36	266	0.49	(c)	0.67	(c)	4.29	(c)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(c)	1.54	(c)	3.87	(c)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

9.73	4.26	36,333	0.62		0.78		3.77		67
9.72	4.66	173,430	0.25		0.41		4.15		67
9.71	4.29	1,703	0.50		0.66		3.91		67

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$15.18	$0.24	$0.30	$0.54	$(0.23)	$(0.54)	$(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)

2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (d)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (d)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (d)	(0.54)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$14.95	3.63%	$442,915	0.92%		0.99%		1.53%		545%	383%
14.95	2.86	17,358	1.67		1.74		0.79		545	383
14.95	2.86	33,279	1.67		1.74		0.78		545	383
14.92	3.92	266,217	0.58		0.65		1.86		545	383
14.91	3.40	98,072	1.08		1.15		1.36		545	383
14.94	3.89	663	0.67		0.74		1.74		545	383
14.93	3.31	13,913	1.17		1.24		1.24		545	383

15.18	4.48	513,457	0.92		1.00		2.74		366	280
15.18	3.70	29,438	1.67		1.75		2.02		366	280
15.18	3.68	39,255	1.67		1.75		1.99		366	280
15.16	4.84	253,997	0.58		0.66		3.06		366	280
15.15	4.32	100,242	1.08		1.16		2.56		366	280
15.18	4.67	239	0.67		0.75		2.68		366	280
15.17	4.22	5,106	1.17		1.25		2.21		366	280

15.14	5.00	574,520	0.92		0.98		3.84		386	373
15.14	4.22	45,916	1.67		1.73		3.10		386	373
15.14	4.19	42,004	1.67		1.73		3.07		386	373
15.12	5.37	245,475	0.58		0.64		4.21		386	373
15.11	4.85	90,132	1.08		1.14		3.66		386	373
15.14	5.19	11	0.67		0.73		4.06		386	373
15.14	4.85	43	1.17		1.23		3.55		386	373

15.07	3.63	512,301	0.90	(c)	0.99	(c)	4.20	(c)	161	119
15.07	3.31	50,078	1.65	(c)	1.74	(c)	3.46	(c)	161	119
15.07	3.37	30,010	1.65	(c)	1.74	(c)	3.44	(c)	161	119
15.05	3.79	300,342	0.56	(c)	0.65	(c)	4.56	(c)	161	119
15.04	3.57	59,449	1.06	(c)	1.15	(c)	4.03	(c)	161	119
15.08	1.85	10	0.66	(c)	0.78	(c)	4.24	(c)	161	119
15.08	1.65	10	1.16	(c)	1.28	(c)	3.86	(c)	161	119

14.79	5.13	434,917	0.94		1.02		4.11		141	117
14.79	4.34	49,393	1.69		1.77		3.44		141	117
14.78	4.35	22,078	1.69		1.77		3.37		141	117
14.77	5.45	323,764	0.58		0.66		4.49		141	117
14.76	5.00	45,154	1.08		1.16		3.99		141	117

14.64	4.40	432,762	0.95		1.04		3.77		766	690
14.64	3.62	18,713	1.70		1.79		3.03		766	690
14.63	3.63	16,931	1.70		1.79		3.04		766	690
14.63	4.86	146,784	0.58		0.67		4.18		766	690
14.61	4.27	23,461	1.08		1.17		3.67		766	690

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$10.89	$0.19	(b)	$0.61	$0.80	$(0.17)	$(0.57)	$—	$(0.74)
2011 - C	10.93	0.11	(b)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(b)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(b)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(b)	0.61	0.78	(0.14)	(0.57)	—	(0.71)

2010 - A	10.51	0.31	(b)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(b)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(b)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(b)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(b)	0.37	0.57	(0.19)	—	—	(0.19)

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced August 31, 2007)	10.00	0.27	(b)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(b)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(b)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(b)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(b)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$10.95	7.53%	$79,215	0.67%		0.83%		1.71%		211%
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211

10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(c)	4.22	(c)	4.37	(c)	1
11.11	12.02	3,031	1.42	(c)	4.97	(c)	4.61	(c)	1
11.11	12.62	11,765	0.32	(c)	3.87	(c)	3.95	(c)	1
11.09	5.98	11	0.42	(c)	4.68	(c)	4.80	(c)	1
11.09	5.81	11	0.92	(c)	5.18	(c)	4.31	(c)	1

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$10.37	$0.06	$0.06	$0.12	$(0.06)	$(0.20)	$(0.26)
2011 - B	10.33	0.01	0.06	0.07	— (c)	(0.20)	(0.20)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)

2010 - A	10.36	0.16	0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11	0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

2009 - A	10.14	0.27	0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share
(d)	Annualized.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$10.23	1.11%	$1,013,335	0.82%		0.87%		0.61%		312%	255%
10.20	0.69	1,033	1.35		1.62		0.09		312	255
10.17	0.74	126,533	1.31		1.62		0.12		312	255
10.20	1.56	1,512,908	0.48		0.53		0.95		312	255
10.19	1.05	128,073	0.98		1.03		0.45		312	255
10.24	1.46	9,395	0.57		0.62		0.85		312	255

10.37	3.38	1,503,139	0.84		0.88		1.53		175	166
10.33	2.78	3,797	1.44		1.63		1.05		175	166
10.30	2.53	179,424	1.59		1.63		0.80		175	166
10.33	3.64	1,921,023	0.50		0.54		1.84		175	166
10.32	3.23	190,628	1.00		1.04		1.31		175	166
10.37	3.64	3,366	0.59		0.63		1.54		175	166

10.36	5.90	933,942	0.86		0.91		2.63		308	307
10.32	5.29	5,698	1.46		1.66		2.01		308	307
10.30	5.25	122,944	1.61		1.66		1.84		308	307
10.33	6.28	850,831	0.52		0.57		3.11		308	307
10.31	5.76	85,020	1.02		1.07		2.43		308	307
10.36	6.16	62	0.61		0.66		2.99		308	307

10.14	5.23	393,830	0.88	(d)	0.94	(d)	4.11	(d)	61	55
10.10	4.88	7,975	1.48	(d)	1.69	(d)	3.52	(d)	61	55
10.07	4.83	40,967	1.63	(d)	1.69	(d)	3.36	(d)	61	55
10.11	5.29	761,654	0.53	(d)	0.59	(d)	4.44	(d)	61	55
10.09	5.08	8,429	1.03	(d)	1.09	(d)	3.96	(d)	61	55
10.14	3.67	10	0.63	(d)	0.69	(d)	4.30	(d)	61	55

9.79	5.25	303,073	0.90		0.97		3.85		102	96
9.76	4.65	9,263	1.50		1.71		3.26		102	96
9.73	4.51	29,944	1.65		1.72		3.10		102	96
9.77	5.77	630,240	0.54		0.61		4.23		102	96
9.75	5.14	8,141	1.04		1.10		3.68		102	96

9.67	3.84	323,915	0.91		0.99		3.35		100	100
9.64	3.24	14,433	1.51		1.74		2.73		100	100
9.61	3.09	41,691	1.66		1.74		2.59		100	100
9.64	4.13	468,033	0.54		0.62		3.72		100	100
9.63	3.72	12,177	1.04		1.12		3.22		100	100

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$8.86	$0.06	$(0.06)	$—	$(0.05	)(c)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(c)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(c)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(c)

2010 - A	8.77	0.10	0.16	0.26	(0.17	)(c)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(c)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(c)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(c)

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a return of capital amounting to less than $0.005 per share.
(d)	Annualized.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratio of	Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment	turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income	(including the	(excluding the
value, end	Total	period	to average		to average		to average	effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets	dollar rolls)	dollar rolls)

$8.81	0.00%	$118,804	0.82%		0.87%		0.65%	175%	139%
8.82	0.45	293,924	0.48		0.53		1.00	175	139
8.86	(0.05)	924	0.98		1.03		0.49	175	139
8.81	0.36	1,151	0.57		0.62		0.93	175	139

8.86	2.96	303,400	0.83		0.87		1.14	111	111
8.86	3.31	487,133	0.49		0.53		1.45	111	111
8.90	2.78	2,702	0.99		1.03		1.29	111	111
8.85	3.22	451	0.58		0.62		1.19	111	111

8.77	(0.26)	97,936	0.83		0.90		3.39	163	163
8.77	0.07	141,806	0.49		0.56		3.74	163	163
8.81	(0.42)	2,919	0.99		1.06		3.22	163	163
8.76	(0.13)	10	0.58		0.65		3.81	163	163

9.14	0.31	90,398	0.81	(d)	0.87	(d)	3.94 (d)	28	10
9.14	0.46	422,242	0.47	(d)	0.53	(d)	4.26 (d)	28	10
9.18	0.25	3,620	0.98	(d)	1.04	(d)	3.81 (d)	28	10
9.14	0.20	10	0.57	(d)	0.60	(d)	3.93 (d)	28	10

9.28	5.02	106,648	0.85		0.89		3.86	94	78
9.28	5.41	406,895	0.49		0.53		4.22	94	78
9.32	4.86	3,590	0.99		1.02		3.68	94	78

9.27	4.20	122,379	0.86		0.91		3.46	57	57
9.27	4.36	317,956	0.49		0.54		3.83	57	57
9.31	3.93	17,478	0.99		1.04		3.32	57	57

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Enhanced Income	A, B, Institutional, Administration and IR	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Effective September 30, 2010, the contingent deferred sales charge on Class C Shares of the Short Duration Government Fund was reduced to 0.65%. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Enhanced Income Fund commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ certain components of net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

F. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

G. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

H. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

J. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

K. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2011:

ENHANCED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$416,494,728	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	55,774,580	3,022,236	—
Asset-Backed Securities	—	67,821,050	—
Foreign Debt Obligations	—	34,411,418	—
Government Guarantee Obligations	—	141,110,079	—
Short-term Investments	—	79,850,000	—

Total	$55,774,580	$742,709,511	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$127,894	$—	$—
Credit Default Swap Contracts	—	111,281	—

Total	$127,894	$111,281	$—

Liabilities
Futures Contracts*	$(3,632,912)	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$405,102,915	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	221,469,438	52,626,419	—
Asset-Backed Securities	—	18,664,171	—
Government Guarantee Obligations	—	106,323,301	—
Municipal Debt Obligations	—	2,071,260	—
Short-term Investments	—	233,400,000	—

Total	$221,469,438	$818,188,066	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,087,578)	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$219,488	$—	$—
Interest Rate Swap Contracts	—	4,793,179	—

Total	$219,488	$4,793,179	$—

Liabilities
Futures Contracts*	$(813,200)	$—	$—
Interest Rate Swap Contracts	—	(3,402,363)	—
Interest Rate Swaption Contracts	—	(299,394)	—

Total	$(813,200)	$(3,701,757)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

INFLATION PROTECTED SECURITIES
Investment type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$3,798,157	$—
U.S. Treasury Obligations	201,824,209	—	—
Government Guarantee Obligations	—	2,968,431	—
Short-term Investments	—	6,900,000	—

Total	$201,824,209	$13,666,588	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$70,429	$—	$—
Interest Rate Swap Contracts	—	226,735	—

Total	$70,429	$226,735	$—

Liabilities
Futures Contracts*	$(197,590)	$—	$—
Interest Rate Swaption Contracts	—	(50,754)	—

Total	$(197,590)	$(50,754)	$—

SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$644,542,345	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,065,230,016	484,919,419	—
Government Guarantee Obligations	—	530,136,766	—
Short-term Investments	—	165,500,000	—

Total	$1,065,230,016	$1,825,098,530	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$3,674,309	$—	$—
Interest Rate Swap Contracts	—	29,633,092	—

Total	$3,674,309	$29,633,092	$—

Liabilities
Futures Contracts*	$(10,862)	$—	$—
Interest Rate Swap Contracts	—	(20,552,949)	—
Interest Rate Swaption Contracts	—	(678,627)	—

Total	$(10,862)	$(21,231,576)	$—

ULTRA-SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$120,383,947	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	71,166,078	26,170,703	—
Asset-Backed Securities	—	65,150,161	—
Government Guarantee Obligations	—	97,015,504	—
Short-term Investments	—	35,600,000	—

Total	$71,166,078	$344,320,315	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$71,045	$—	$—
Interest Rate Swap Contracts	—	3,182,878	—

Total	$71,045	$3,182,878	$—

Liabilities
Futures Contracts*	$(225,704)	$—	$—
Interest Rate Swap Contracts	—	(3,709,190)	—
Interest Rate Swaption Contracts	—	(149,663)	—

Total	$(225,704)	$(3,858,853)	$—

*	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.46	0.44	†

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.38	†

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above through at least July 29, 2011. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.
†	Effective November 1, 2010, GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% of each of the Short Duration Government Fund’s and Ultra-Short Duration Government Fund’s average daily net assets. These management fee waivers are temporary and may be modified or terminated at any time at the option of GSAM, without shareholder approval.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B Shares in an amount equal to a minimum of 0.15% of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class C Shares (effective September 30, 2010), in an amount equal to a minimum of 0.35% of the average daily net assets attributable to Class C Shares. These arrangements will remain in place through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate these arrangements without the approval of the trustees.
For the fiscal year ended March 31, 2011, Goldman Sachs waived a portion of the distribution and service fees equal to 0.22% and 0.26% of the average daily net assets attributable to the Class B and Class C Shares of the Short Duration Government Fund, respectively.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$3,600	$—	N/A

Government Income	21,800	—	$—

Inflation Protected Securities	25,100	N/A	—

Short Duration Government	38,500	—	—	*

Ultra-Short Duration Government	3,300	N/A	N/A

*	Amount is less than $100.

D. Service Plan, Shareholder Administration Plan and Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. The Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Administration Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.044%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Class C		Other	Total
	Management	Distribution and	Distribution and	Custody	Expense	Expense
Fund	Fees	Service Fees	Service Fees	Fee Credits	Reimbursements	Reductions

Enhanced Income	$508	$—	N/A	$2	$—	$510

Government Income	—	—	$—	5	639	644

Inflation Protected Securities	186	N/A	—	— *	181	367

Short Duration Government	628	5	415	12	1,022	2,082

Ultra-Short Duration Government	95	N/A	N/A	2	192	289

*	Amount is less than $500.

As of March 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$136	$49	$45	$230

Government Income	400	145	69	614

Inflation Protected Securities	43	35	15	93

Short Duration Government	1,008	289	187	1,484

Ultra-Short Duration Government	126	27	24	177

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of March 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2011, Goldman Sachs earned approximately $51,800, $60,100, $7,700, $254,300 and $41,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.
As of March 31, 2011, the Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approximately 5% of the total outstanding shares of the Short Duration Government Fund.
As of March 31, 2011, Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% and 10% of the Class IR Shares of the Enhanced Income and Inflation Protected Securities Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

During the fiscal year ended March 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin	$127,894 (a	)	Due to broker — variation margin	$3,632,912(a	)

Credit	Receivables for swap contracts, at value	111,281		—	—

Total		$239,175			$3,632,912

Government Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for swap contracts, at value; Due from broker — variation margin	$5,012,667	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(4,514,957	)(a)(b)

Inflation Protected Securities

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$297,164(a	)	Options written at value; Due to broker — variation margin	$(248,344	)(a)

Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for swap contracts, at value; Due from broker — variation margin	$33,307,401(a	)	Payables for swap contracts, at value; Options written, at value; Due to broker — variation margin	$(21,242,438	)(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

Ultra-Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for swap contracts, at value; Due from broker — variation margin	$3,253,923	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(4,084,557	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $3,402,363, $20,552,949 and $3,709,190 for Government Income, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(6,402,830)	$(3,951,801)	2,872

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	56,010	82,527	2

Total		$(6,346,820)	$(3,869,274)	2,874

Government Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$2,010,074	$1,062,989	1,513

Inflation Protected Securities

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$110,037	$(98,233)	327

Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$525,978	$10,651,743	10,285

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

Ultra-Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(5,818,726)	$(1,727,974)	1,287

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2011.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$273,711,386	$391,258,974	$361,477,682	$636,059,739

Government Income	4,811,884,833	57,751,761	4,877,501,599	72,572,469

Inflation Protected Securities	464,653,917	10,148,429	500,213,918	3,349,720

Short Duration Government	9,983,386,375	381,461,730	10,277,917,977	638,998,674

Ultra-Short Duration Government	905,872,553	57,380,465	1,155,776,768	148,683,840

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary Income	$12,504,102	$33,331,816	$13,671,169	$50,202,573	$4,373,495
Net long-term capital gains	—	11,774,650	532,843	33,679,069	—

Total taxable distributions	$12,504,102	$45,106,466	$14,204,012	$83,881,642	$4,373,495

Tax return of capital	$—	$—	$—	$—	$123,140

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary income	$13,102,533	$40,126,046	$3,442,263	$82,203,501	$8,761,794
Net long-term capital gains	—	—	—	21,228,487	—

Total taxable distributions	$13,102,533	$40,126,046	$3,442,263	$103,431,988	$8,761,794

Tax return of capital	$—	$—	$—	$—	$222,095

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows.

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Undistributed ordinary income — net	$700,928	$186,780	$7,062,040	$419,903	$—

Capital loss carryforward:(1)
Expiring 2012	$(7,658,641)	$—	$—	$—	$(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—
Expiring 2018	(1,658,767)	—	—	—	(21,924,176)
Expiring 2019	(9,056,394)	—	—	—	(2,415,726)

Total capital loss carryforward	$(22,506,499)	$—	$—	$—	$(63,791,757)

Timing differences (Income Distributions Payable, Post October and Straddle Loss Deferrals)	$(185,340)	$(9,658,263)	$(2,544,066)	$(19,652,817)	$(366,361)
Unrealized gains — net	6,919,333	13,177,709	1,725,275	27,793,904	1,660,143

Total accumulated earnings (losses) — net	$(15,071,578)	$3,706,226	$6,243,249	$8,560,990	$(62,497,975)

(1)	Expiration occurs on March 31 of the year indicated. The Ultra-Short Duration Government Fund had capital loss carryforwards of $55,920,321 that expired in the current fiscal year.

As of March 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$791,748,674	$1,026,071,403	$213,764,255	$2,868,530,911	$412,840,776

Gross unrealized gain	7,831,634	16,000,156	2,754,860	23,940,114	3,644,864
Gross unrealized loss	(1,096,217)	(2,414,055)	(1,028,318)	(2,142,479)	(999,247)

Net unrealized security gain	$6,735,417	$13,586,101	$1,726,542	$21,797,635	$2,645,617

Net unrealized gain (loss) on other investments	183,916	(408,392)	(1,267)	5,996,269	(985,474)

Net unrealized gain	$6,919,333	$13,177,709	$1,725,275	$27,793,904	$1,660,143

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of swap transactions, premium amortization and the accretion of market discount.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations, and the differences in tax treatment relating to inflation protected securities, the recognition of income and gains (losses) of certain bonds and swap transactions.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
	Paid-in Capital	Gain (Loss)	Income (Loss)

Enhanced Income	$—	$(50,122)	$50,122

Government Income	—	(603,480)	603,480

Inflation Protected Securities	(49,979)	48,762	1,217

Short Duration Government	—	2,779,972	(2,779,972)

Ultra-Short Duration Government	(55,923,732)	56,853,873	(930,141)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,440,715	$187,209,531	52,050,217	$502,340,979
Reinvestment of distributions	264,207	2,542,595	225,427	2,176,768
Shares converted from Class B(a)	14,583	140,050	10,539	101,757
Shares redeemed	(34,691,986)	(333,994,278)	(18,873,395)	(182,388,201)

	(14,972,481)	(144,102,102)	33,412,788	322,231,303

Class B Shares
Shares sold	2,320	22,340	12,259	117,831
Reinvestment of distributions	263	2,527	1,454	13,969
Shares converted to Class A(a)	(14,607)	(140,050)	(10,553)	(101,757)
Shares redeemed	(35,262)	(338,994)	(92,418)	(889,443)

	(47,286)	(454,177)	(89,258)	(859,400)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	48,101,646	462,794,515	115,908,510	1,116,981,401
Reinvestment of distributions	761,119	7,317,436	927,612	8,944,718
Shares redeemed	(76,254,815)	(733,636,705)	(52,527,669)	(506,983,238)

	(27,392,050)	(263,524,754)	64,308,453	618,942,881

Administration Shares
Shares sold	461,380	4,453,394	542,004	5,222,184
Reinvestment of distributions	3,017	29,115	3,832	37,056
Shares redeemed	(465,833)	(4,494,908)	(286,375)	(2,772,497)

	(1,436)	(12,399)	259,461	2,486,743

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	105	1,010	—	—
Reinvestment of distributions	1	9	—	—
Shares redeemed	(1)	(10)	—	—

	105	1,009	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(42,413,148)	$(408,092,423)	97,891,444	$942,801,527

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund				Inflation Protected Securities Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2011		March 31, 2010		March 31, 2011		March 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,778,221	$135,188,180	13,110,920	$199,462,105	2,549,494	$28,571,874	6,242,927	$67,237,095
1,383,626	20,772,104	1,242,746	18,903,595	357,545	3,859,872	102,958	1,114,843
234,586	3,585,400	314,978	4,770,525	—	—	—	—
(14,581,472)	(223,987,261)	(18,787,648)	(285,880,618)	(3,316,887)	(36,891,434)	(3,067,050)	(33,080,741)

(4,185,039)	(64,441,577)	(4,119,004)	(62,744,393)	(409,848)	(4,459,688)	3,278,835	35,271,197

104,228	1,613,537	332,142	5,054,976	—	—	—	—
54,929	821,417	68,505	1,041,525	—	—	—	—
(234,586)	(3,585,400)	(314,978)	(4,770,525)	—	—	—	—
(702,134)	(10,733,865)	(1,178,746)	(17,932,018)	—	—	—	—

(777,563)	(11,884,311)	(1,093,077)	(16,606,042)	—	—	—	—

803,481	12,385,702	1,151,336	17,500,187	670,684	7,507,981	1,798,539	19,471,653
75,161	1,123,233	59,325	901,920	70,474	759,059	9,825	106,898
(1,237,599)	(18,962,488)	(1,399,365)	(21,253,194)	(738,490)	(8,238,672)	(452,254)	(4,904,923)

(358,957)	(5,453,553)	(188,704)	(2,851,087)	2,668	28,368	1,356,110	14,673,628

12,570,688	192,487,186	11,486,124	174,633,341	2,345,782	26,017,539	8,711,530	95,008,925
597,997	8,965,352	456,308	6,932,784	502,876	5,479,084	130,227	1,418,329
(12,083,997)	(186,078,281)	(11,419,506)	(173,974,644)	(5,235,834)	(60,061,659)	(1,012,373)	(10,912,515)

1,084,688	15,374,257	522,926	7,591,481	(2,387,176)	(28,565,036)	7,829,384	85,514,739

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

2,446,287	37,613,044	2,901,744	44,026,081	—	—	—	—
236,948	3,542,686	167,232	2,538,443	—	—	—	—
(2,723,653)	(41,601,376)	(2,416,446)	(36,626,573)	—	—	—	—

(40,418)	(445,646)	652,530	9,937,951	—	—	—	—

38,052	589,945	14,678	224,910	540	5,928	18,640	202,043
2,446	36,659	384	5,848	817	8,837	206	2,258
(11,880)	(179,393)	(24)	(357)	(2,252)	(24,261)	(8,397)	(91,118)

28,618	447,211	15,038	230,401	(895)	(9,496)	10,449	113,183

823,440	12,639,792	360,487	5,490,284	81,943	912,394	33,132	359,916
34,956	522,057	4,362	66,364	3,702	39,956	164	1,796
(263,157)	(4,035,673)	(31,064)	(472,518)	(14,394)	(165,612)	(1,187)	(12,917)

595,239	9,126,176	333,785	5,084,130	71,251	786,738	32,109	348,795

(3,653,432)	$(57,277,443)	(3,876,506)	$(59,357,559)	(2,724,000)	$(32,219,114)	12,506,887	$135,921,542

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	64,754,858	$672,446,649	143,161,885	$1,492,425,487
Reinvestment of distributions	2,326,599	23,850,730	3,317,607	34,455,884
Shares converted from Class B(a)	70,273	731,804	32,485	337,322
Shares redeemed	(113,138,751)	(1,176,295,910)	(91,650,563)	(955,026,905)

	(45,987,021)	(479,266,727)	54,861,414	572,191,788

Class B Shares
Shares sold	341	3,468	4,953	51,263
Reinvestment of distributions	3,078	31,309	10,290	106,429
Shares converted to Class A(a)	(70,544)	(731,804)	(32,606)	(337,322)
Shares redeemed	(199,259)	(2,054,724)	(166,886)	(1,729,747)

	(266,384)	(2,751,751)	(184,249)	(1,909,377)

Class C Shares
Shares sold	3,846,667	39,721,924	11,486,640	118,982,739
Reinvestment of distributions	202,291	2,051,798	256,321	2,641,555
Shares redeemed	(9,024,199)	(92,983,431)	(6,262,554)	(64,839,887)

	(4,975,241)	(51,209,709)	5,480,407	56,784,407

Institutional Shares
Shares sold	88,992,219	922,360,134	207,410,555	2,155,160,663
Reinvestment of distributions	3,538,504	36,208,280	4,079,905	42,251,223
Shares redeemed	(130,128,550)	(1,347,087,112)	(107,963,854)	(1,122,410,650)

	(37,597,827)	(388,518,698)	103,526,606	1,075,001,236

Service Shares
Shares sold	3,389,908	35,069,983	15,186,489	157,732,589
Reinvestment of distributions	289,815	2,953,631	405,291	4,186,708
Shares redeemed	(9,580,452)	(99,050,138)	(5,361,369)	(55,566,339)

	(5,900,729)	(61,026,524)	10,230,411	106,352,958

Class IR Shares
Shares sold	846,419	8,784,779	380,645	3,961,207
Reinvestment of distributions	17,184	176,239	3,365	34,931
Shares redeemed	(270,583)	(2,814,603)	(65,488)	(681,428)

	593,020	6,146,415	318,522	3,314,710

NET INCREASE (DECREASE)	(94,134,182)	$(976,626,994)	174,233,111	$1,811,735,722

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2011		March 31, 2010

Shares	Dollars	Shares	Dollars

12,179,749	$107,579,123	47,117,500	$416,783,086
111,356	982,732	336,826	2,978,496
—	—	—	—
(33,063,768)	(291,840,315)	(24,376,504)	(215,757,265)

(20,772,663)	(183,278,460)	23,077,822	204,004,317

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

20,801,266	183,769,611	72,246,719	639,733,722
186,314	1,645,667	304,136	2,692,152
(42,620,791)	(376,509,127)	(33,764,814)	(299,019,388)

(21,633,211)	(191,093,849)	38,786,041	343,406,486

60,812	540,450	162,443	1,445,321
445	3,951	3,580	31,797
(260,548)	(2,312,262)	(193,923)	(1,724,985)

(199,291)	(1,767,861)	(27,900)	(247,867)

102,458	904,564	61,284	542,144
415	3,662	299	2,640
(23,147)	(204,239)	(11,809)	(104,443)

79,726	703,987	49,774	440,341

(42,525,439)	$(375,436,183)	61,885,737	$547,603,277

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Ultra-Short Duration Government Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Inflation Protected Securities Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2011

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*	10/1/10	3/31/11		3/31/11*
Class A
Actual	$1,000.00	$1,001.60		$3.19	$1,000.00	$989.00		$4.58	$1,000.00	$1,007.00		$3.37	$1,000.00	$999.60		$4.00	$1,000.00	$1,002.90		$3.96
Hypothetical 5% return	1,000.00	1,021.74	+	3.22	1,000.00	1,020.32	+	4.65	1,000.00	1,021.57	+	3.40	1,000.00	1,020.93	+	4.04	1,000.00	1,020.97	+	4.00

Class B
Actual	1,000.00	997.90		6.92	1,000.00	985.30		8.28	N/A	N/A		N/A	1,000.00	998.10		6.35	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1018.00	+	6.99	1,000.00	1,016.59	+	8.42	N/A	N/A		N/A	1,000.00	1018.57	+	6.42	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	985.30		8.29	1,000.00	1,003.30		7.11	1,000.00	998.60		5.93	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.58	+	8.42	1,000.00	1,017.83	+	7.17	1,000.00	1,019.00	+	5.99	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,003.30		1.50	1,000.00	990.70		2.89	1,000.00	1,008.80		1.67	1,000.00	1,002.20		2.31	1,000.00	1,004.60		2.26
Hypothetical 5% return	1,000.00	1,023.44	+	1.51	1,000.00	1,022.02	+	2.94	1,000.00	1,023.27	+	1.68	1,000.00	1,022.63	+	2.33	1,000.00	1,022.67	+	2.28

Administration
Actual	1,000.00	1,002.10		2.75	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.19	+	2.77	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	988.20		5.37	N/A	N/A		N/A	1,000.00	999.70		4.80	1,000.00	1,002.10		4.75
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.53	+	5.46	N/A	N/A		N/A	1,000.00	1,020.13	+	4.85	1,000.00	1,020.19	+	4.79

Class IR
Actual	1,000.00	1,003.20		1.94	1,000.00	990.30		3.35	1,000.00	1,008.30		2.13	1,000.00	1,001.80		2.76	1,000.00	1,004.20		2.66
Hypothetical 5% return	1,000.00	1,023.00	+	1.96	1,000.00	1,021.57	+	3.40	1,000.00	1,022.81	+	2.14	1,000.00	1,022.18	+	2.78	1,000.00	1,022.28	+	2.68

Class R
Actual	N/A	N/A		N/A	1,000.00	987.80		5.82	1,000.00	1,006.70		4.63	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.07	+	5.92	1,000.00	1,020.32	+	4.66	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.64%	1.39%	N/A	0.30%	0.55%	N/A	0.39%	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67	1.18%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.43	0.93
Short Duration Government	0.80	1.28	1.19	0.46	N/A	0.96	0.55	N/A
Ultra-Short Duration Government	0.79	N/A	N/A	0.45	N/A	0.95	0.53	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2011, the Trust consisted of 83 portfolios. Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Short Duration and Government Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Income, Inflation Protected Securities, and Short Duration Government Funds designate $11,774,650, $532,843, and $33,679,069, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2011.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income, Inflation Protected Securities, and the Short Duration Government Funds designate $18,904,431, $9,891,348, and $26,215,354, respectively, as short-term capital gain dividends paid during the year ended March 31, 2011.

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $3,779,821 as interest-related dividends paid during the year ended March 31, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management include assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 52959.MF.MED.TMPL/5/2011 SDFIAR11/64.9k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:	$2,473,500	$2,655,758	Financial Statement audits.

• PricewaterhouseCoopers LLP (“PwC”)

Audit-Related Fees:	$30,972	$116,245	Other attest services.

• PwC

Tax Fees:	$483,335	$729,246	Tax compliance services provided in connection with the preparation and review of registrant’s tax return. For 2011 and 2010, $28,275 and $74,833 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

• PwC

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered

Audit-Related Fees:	$1,333,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

• PwC

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2011 and March 31, 2010 were approximately $514,307 and $845,491 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 2, 2011